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                                                                 EXHIBIT 10.3.15

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                               TOLLING AGREEMENT

                                    BETWEEN

                    SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                                      AND

                          DYNEGY POWER MARKETING, INC.

                                  JULY 1, 2001

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

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                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

ARTICLE I - DEFINITIONS.....................................................1
  1.01     Format...........................................................1
  1.02     Definitions......................................................2

ARTICLE II - TERM...........................................................11
  2.01     Term.............................................................11

ARTICLE III - PRODUCTS......................................................11
  3.01     Tolling Services.................................................11
  3.02     Ancillary Services...............................................12
  3.03     Exclusive Nature of Agreement....................................12

ARTICLE IV - PAYMENTS.......................................................13
  4.01     Fixed Tolling Services Payment...................................13
  4.02     Fixed Ancillary Services Payment.................................13
  4.03     Contract Administration Charge...................................13
  4.04     Variable Tolling Services Payment................................13
  4.05     Variable O&M Payment.............................................13
  4.06     Escalation.......................................................14
  4.07     Replacement Energy...............................................14
  4.08     Avoided Costs....................................................15

ARTICLE V - FACILITY OPERATIONS AND SCHEDULING..............................15
  5.01     Start-ups........................................................15
  5.02     Scheduling and Operating Procedures and Authorized
           Representatives..................................................17
  5.03     Shutdown.........................................................17
  5.04     Technical Inspection.............................................18
  5.05     Reserved Capability..............................................18
  5.06     Installed Capacity Testing.......................................21
  5.07     Good Electrical Practices........................................21
  5.08     Operating Committee..............................................21
  5.08     Operating Committee..............................................21
  5.07     Good Electrical Practices........................................22

ARTICLE VI - GUARANTEED HEAT RATE...........................................22
  6.01     Guaranteed Heat Rate.............................................22
  6.02     Heat Rate........................................................22
  6.03     Payment..........................................................23

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  6.04     Exclusive Nature Of Compensation.................................23

ARTICLE VII - GUARANTEED EQUIVALENT AVAILABILITY............................23
  7.01     Calculation of Guaranteed Tolling Capability.....................23
  7.02     Exclusive Nature Of Compensation.................................26

ARTICLE VIII - GAS SUPPLY...................................................26
  8.01     Purchaser's Gas Delivery Obligations.............................26
  8.02     Gas Cost Responsibility..........................................26
  8.03     Transportation Obligations.......................................27
  8.04     Additional Transportation Obligations............................28
  8.05     Pipeline Imbalance Charges.......................................28
  8.06     Scheduling Responsibility........................................28
  8.07     Effect Of Delivery; Indemnity....................................29
  8.08     Transporter's Specifications.....................................29
  8.09     Gas Supply Obligations...........................................29

ARTICLE IX - OUTAGES........................................................29
  9.01     Scheduled Outages................................................29
  9.02     Forced Outages...................................................30

ARTICLE X - NYISO AND REGULATORY REQUIREMENTS...............................31
  10.01    Nyiso Bidding....................................................31
  10.02    Purchaser Requirements...........................................33
  10.03    Niagara Mohawk Power Purchase Agreement..........................34
  10.04    Amendment........................................................34
  10.03    Niagara Mohawk Power Purchase Agreement..........................35

ARTICLE XI - METERING.......................................................35
  11.01    Power............................................................35
  11.02    Gas..............................................................35
  11.03    Industry Standards...............................................36
  11.04    Access...........................................................36
  11.05    Calibration......................................................37
  11.06    Records..........................................................37
  11.07    Upgraded Metering................................................37

ARTICLE XII - BILLING AND PAYMENT...........................................37
  12.01    Billing..........................................................37
  12.02    Payment..........................................................38
  12.03    Audit............................................................38
  12.04    Nyiso Reimbursement..............................................38
  12.05    Offset...........................................................39

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ARTICLE XIII - ELECTRIC TRANSMISSION ARRANGEMENTS...........................39
  13.01    Electric Transmission Arrangements...............................39

ARTICLE XIV - COSTS.........................................................39
  14.01    Cost Responsibility..............................................39

ARTICLE XV - ADDITIONAL AGREEMENTS..........................................40
  15.01    Insurance........................................................40

ARTICLE XVI - REPRESENTATIONS...............................................42
  16.01    Independence's Representations...................................42
  16.02    Purchaser's Representations......................................43

ARTICLE XVII - CONDITIONS...................................................44
  17.01    Conditions Precedent.............................................44

ARTICLE XVIII - DEFAULT AND REMEDIES........................................44
  18.01    Events of Default................................................44
  18.02    Notice Of Default; Cure..........................................45
  18.03    Remedies.........................................................46

ARTICLE XIX - LIMITATION OF LIABILITY.......................................46
  19.01    Limitation of Liability..........................................46
  19.02    Duty to Mitigate.................................................47

ARTICLE XX - INDEMNIFICATION................................................47
  20.01    Independence's Indemnification...................................47
  20.02    Purchaser's Indemnification......................................48
  20.03    Indemnification Procedures.......................................48
  20.04    Survival.........................................................48

ARTICLE XXI - ASSIGNMENT AND SUCCESSION.....................................49
  21.01    Assignment.......................................................49

ARTICLE XXII - FORCE MAJEURE................................................49
  22.01    Force Majeure....................................................49

ARTICLE XXIII - TAXES.......................................................51
  23.01    Taxes - Power....................................................51
  23.02    Taxes - Gas......................................................51
  23.03    Cooperation......................................................52

ARTICLE XXVI - MISCELLANEOUS................................................52
  24.01    Governing Law....................................................52

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  24.02    Submission To Jurisdiction.......................................52
  24.03    Headings.........................................................53
  24.04    Waiver...........................................................53
  24.05    Severability.....................................................53
  24.06    Entire Agreement.................................................53
  24.07    Notices..........................................................54
  24.08    Confidentiality..................................................55
  24.09    Counterparts.....................................................57
  24.10    No Offset........................................................57
  24.11    Other Activities.................................................57

EXHIBIT 3.01(A).............................................................59
EXHIBIT 3.01(B).............................................................59
EXHIBIT 5.01................................................................60
EXHIBIT 5.02(A).............................................................61
EXHIBIT 5.02(B).............................................................72
EXHIBIT 5.03................................................................78
EXHIBIT 6.01................................................................79
EXHIBIT 17.01(A)............................................................81
EXHIBIT 17.01(B)............................................................88

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                               TOLLING AGREEMENT

      TOLLING AGREEMENT ("Agreement") dated as of July 1, 2001 between Sithe/Independence Power Partners, L.P. (a Delaware limited partnership) ("Independence"), and Dynegy Power Marketing, Inc., a Texas corporation ("Purchaser"); (each of Independence and Purchaser referred to herein individually, as a "Party," and collectively, as the "Parties"),

                                  WITNESSETH:

      WHEREAS, Independence owns a natural gas fired electric generating plant of approximately 1,032 MW net capacity located in the Town of Scriba, New York (the "Facility");

      WHEREAS, pursuant to an Amended and Restated Energy Purchase Agreement dated as of September 1, 2000 (as amended, the "ConEd Agreement"), Independence has agreed to provide 740 MW of Installed Capacity (as defined in Section 1.02) under the NYISO Services Tariff (as defined in Section 1.02) (but not the associated energy which may be generated with such capacity) to Consolidated Edison Company of New York, Inc. ("ConEd");

      WHEREAS, pursuant to an Interconnection Agreement dated as of March 9, 1992 (as amended, the "Niagara Mohawk Interconnection Agreement"), Independence and the Niagara Mohawk Power Corporation ("Niagara Mohawk") have agreed upon the terms for the interconnection of the Facility with the Niagara Mohawk electric transmission system; and

      WHEREAS, Purchaser desires to utilize the Facility for the processing of natural gas into electric energy and to purchase Ancillary Services;

      NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, Independence and Purchaser, intending to be legally bound, agree as follows:

                            ARTICLE I - DEFINITIONS

      1.01 FORMAT

            (a) References to Articles and Sections herein are cross-references to Articles and Sections, respectively, in this Agreement, unless otherwise stated.

            (b) All Schedules that are attached to this Agreement are incorporated by reference as if fully set forth herein.

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            (c) All references to quantities of Gas are references on an HHV basis unless otherwise stated.

      1.02 DEFINITIONS

      In addition to the terms defined elsewhere in this Agreement, when used with initial capitalization, whether singular or plural, the following terms shall have the meanings set forth below. All references in this Agreement to any governmental or non-governmental entity, including, without limitation, NYISO and FERC, shall include any and all successors to such entities. Unless the context otherwise requires, any reference herein to any contract, agreement or tariff and any schedule, attachment or exhibit thereto shall mean such contract, agreement, tariff, schedule, attachment or exhibit as amended, supplemented and modified and in effect from time to time.

(1) "Affiliate" means, with respect to any entity, any other entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such entity. For this purpose, "control" means the direct or indirect ownership of fifty percent (50%) or more of the outstanding capital stock or other equity interests having ordinary voting power.

(2) "Ancillary Services" means Voltage Support Service, 10-Minute Spinning Reserve Service and 30-Minute Spinning Reserve Service, all as defined in the NYISO Open Access Transmission Tariff and the NYISO Services Tariff, each as in effect as of the date hereof.

(3)   "As Available Energy" has the meaning set forth in Section 5.05(d).

(4)   "As Available Period" has the meaning set forth in Section 5.05(d).

(5)   "Authorized Representatives" has the meaning set forth in Section 5.02.

(6)   "Available Tolling Capability" has the meaning set forth in Exhibit
      5.02(A).

(7) "Available Tolling Capability Notice" has the meaning set forth in Exhibit 5.02(A).

(8)   "Avoided Variable O&M Services Payment" has the meaning set forth in
      Section 4.08.

(9)   "Avoided Variable Tolling Services Payment" has the meaning set forth in
      Section 4.08.

(10) "Btu" means British thermal unit, which is the quantity of thermal energy necessary to increase the temperature of one pound of pure water by one

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      degree Fahrenheit from 59 degrees Fahrenheit to 60 degrees Fahrenheit at a constant pressure of 14.73 pounds per square inch absolute.

(11) "Business Day" means any Day on which Federal Reserve member banks in New York, New York are open for business.

(12) "Capacity" means the capability to generate electrical power, measured in MW.

(13)  "Capacity Resource" has the meaning set forth in the NYISO Services
      Tariff.

(14) "Cold Start" means each Start-up of a combustion turbine/generator set after its breaker has been open for at least 48 hours.

(15)  "Contract Term" has the meaning set forth in Section 2.01.

(16)  "Contract Tolling Capability" means the amount set forth in Exhibit
      3.01(A).

(17) "Contract Tolling Capability Average" means the sum of the amounts set forth opposite the twelve months in Exhibit 3.01(A), divided by 12.

(18) "Contract Year" means each twelve Month (or shorter) period during the Contract Term beginning on the Effective Date or, for subsequent years, the first Day of January, and ending the following December 31, or, for the final Contract Year, ending on November 14, 2014.

(19)  "Day" has the meaning set forth in the NYISO Requirements.

(20)  "Day-Ahead Market" or "DAM" has the meaning set forth in Section 10.01.

(21)  "Eastern Prevailing Time" means local time in New York, New York.

(22)  "Effective Date" has the meaning set forth in Section 2.01.

(23) "Electric Delivery Point" means the point of interconnection of the Facility and the Niagara Mohawk transmission system within the Independence switchyard owned by Niagara Mohawk and located adjacent to the Facility at the motor-operated switches commonly referred to as Switch Number 273 and Switch Number 283.

(24) "Electric Metering Equipment" means electric meters and associated equipment, including, without limitation, metering transformers and meters for measuring kWh, amperes and voltage, utilized in determining the amount of Net Electric Energy delivered or provided by Independence at the Electric Delivery Point. The Electric Metering Equipment shall include the Niagara Mohawk meters and Independence's back-up meters utilized to measure

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      deliveries of Energy to Alcan Aluminum Corporation ("Alcan"), use of
      Energy at the Facility and deliveries of Energy to the NYISO system.

(25)  "Empire" means Empire State Pipeline.

(26) "Empire Gas Transportation Contract" means the Empire Firm Transportation Agreement dated October 4, 1993 between Empire, Empire State Pipeline Company ("ESPC"), St. Clair Pipeline Company, Inc. ("SCPC") and Independence as it incorporates the terms of the Supplemental Agreement dated February 28, 1992 among Independence, Empire, SCPC and ESPC.

(27)  "Energy" means electricity (measured in kWh or MWh, as the case may be).

(28) "Energy Management Agreement" means the Energy Management Agreement dated as of July 1, 2001 by and among the Parties and Dynegy Marketing and Trade.

(29)  "Event of Default" has the meaning set forth in Section 18.01.

(30)     "FERC" means the Federal Energy Regulatory Commission.

(31) "Fixed Tolling Services Charge" means $[***]/kW-month for the period July 1, 2001 through June 30, 2002, escalating each July 1 thereafter at a rate of [***]% per annum.

(32)  "Fixed Tolling Services Payment" has the meaning set forth in Section
      4.01.

(33)  "Force Majeure" has the meaning set forth in Article XXII.

(34)  "Forced Outage" has the meaning set forth in Section 9.02.

(35) "Gas" means natural gas, including gas-well gas, casinghead gas and/or residue gas resulting from processing both casinghead gas and gas-well gas, and shall include liquefied natural gas and synthetic gas in a vaporized state, in each case meeting or exceeding the minimum quality specifications under the Empire Gas Transportation Contract (and related Empire Gas tariffs) and the Niagara Mohawk Transportation Contract (and related Niagara Mohawk Gas tariffs).

(36)  "Gas Delivery Point" means (a) with respect to Gas delivered pursuant to
      Section 8.01(a), the Gas Facility Point, and (b) with respect to Gas delivered pursuant to Section 8.01(b), (i) during periods when Independence has all required regulatory authorizations under this Agreement and the Gas Supply Agreement from (A) United States Governmental Authorities to import and (B) their Canadian counterparts to export, Gas from Canada to the United

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      States, the Canadian side of the point of interconnection between the system of TransCanada Pipelines Limited and the Empire system located near Chippawa, New York, and (ii) during periods when Independence does not have all such regulatory authorizations from United States Governmental Authorities and their Canadian counterparts, the Gas Facility Point.

(37) "Gas Facility Point" means the outlet flange of the Gas Metering Equipment at the interconnection between the Facility and Line 63 of Niagara Mohawk.

(38) "Gas Index Price" for each day means the midpoint of the common range for [***] as reported in the "Daily Gas Survey" for that Day in Gas Daily (published by Financial Times Energy) (with respect to weekdays for the flow date, and with respect to weekend days and holidays for the flow date immediately following such weekend day or holiday). If such information is no longer published, the Parties shall mutually agree on an appropriate replacement index. If, at any time, the Parties mutually agree that the specified index no longer provides a reasonable proxy, the Parties shall mutually agree on an appropriate replacement index.

(39) "Gas Metering Equipment" means Gas meters and associated equipment specified in the Empire Gas Transportation Contract (and related Empire Gas tariffs) and in the Niagara Mohawk Gas Transportation Contract (and related Niagara Mohawk Gas tariffs), utilized in determining the amount of Gas consumed by the Facility.

(40) "Gas Supply Agreement" means the Gas Supply Agreement dated as of July 1, 2001 between Independence and Dynegy Marketing and Trade.

(41) "GDP-IPD" means the Gross Domestic Product Implicit Price Deflator published in the National Income and Product Account by the U.S. Department of Commerce.

(42) "Good Electrical Practices" means those practices, methods and acts engaged in or approved by a significant portion of the independent electric power generation industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time a decision is made, could have been expected to accomplish a desired result at reasonable cost consistent with good business practices, reliability, safety and expedition. Good Electrical Practices are not intended to be limited to the optimum practices, methods or acts to the exclusion of others, but rather to those practices, methods and acts generally accepted or approved by a significant portion of the power industry in the relevant region, during the relevant time period, as described in the immediately preceding sentence.

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(43)  "Governmental Authority" shall mean any federal, state, local or municipal governmental body; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority, jurisdiction or power; any court or governmental tribunal; or any applicable independent system operator, regional transmission organization, regional power pool, reliability council or other regional entity performing similar functions.

(44)  "Guaranteed Heat Rate" has the meaning set forth in Section 6.01.

(45)  "Guaranteed Heat Rate Gas Differential" has the meaning set forth in
      Section 6.02.

(46) "Heat Rate" means the thermal quantity of Gas needed to generate one kilowatt hour of Energy delivered to the Electric Delivery Point, including Gas used to generate Energy consumed by the station electrical load, expressed in Btu per kWh on a HHV basis.

(47) "Higher Heating Value" or "HHV" means the total heat content, expressed in Btu per cubic foot (Btu/ft3), produced by the complete combustion of 1 cubic foot of natural gas at a temperature of 60 degrees Fahrenheit with the natural gas free of water vapor and at a pressure of 14.73 pounds per square inch absolute with the products of combustion to be cooled to the initial temperature of the natural gas and the water formed by the combustion reaction condensed to the liquid state.

(48) "Hot Start" means each Start-up of a combustion turbine/generator set after its breaker has been open for no more than 8 hours.

(49)  "Hour-Ahead Market" or "HAM" has the meaning set forth in Section 10.01.

(50)  "Installed Capacity" has the meaning set forth in Section 10.01.

(51) "Interest Rate" means, for each Day, a rate per annum equal to the prime rate reported in The Wall Street Journal's "Money Rates" column (or any similar column published in The Wall Street Journal in replacement thereof) for the immediately preceding Business Day plus 2%. In the event The Wall Street Journal ceases to report the prime rate, the prime rate for purposes of this Agreement shall be the prevailing prime rate (or base rate) charged by major banks in the United States of America.

(52)  "kW" means kilowatt.

(53)  "kWh" means kilowatt-hour.

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(54)  "Law" means any law, rule, regulation, order, writ, judgment, decree or other legal or regulatory determination by a Governmental Authority.

(55)  "Load Serving Entity" has the meaning set forth in Section 10.01.

(56) "Market Price" means, for each hour during a particular period, the hourly day-ahead price (in dollars per MWh and as published by the NYISO on the last day of the Month that includes the applicable period on the NYISO's official web site currently located at: http://www.nyiso.com/oasis/index.html, or any successor thereto, under the headings "Day Ahead Market LBMP Generator; SITHE_INDEPEND") for electricity during the applicable hour; provided that, in the event that such hourly day-ahead prices are no longer published by the NYISO, the Parties shall agree upon an appropriate replacement price.

(57)  "Minimum Generation Dispatch" has the meaning set forth in Exhibit
      5.02(A).

(58)  "Minimum Output Capability" has the meaning set forth in Exhibit 5.02(B).

(59)  "Minimum Output Requirement" has the meaning set forth in Exhibit 5.02(A).

(60)  "MMBtu" means one million Btu.

(61)  "Month" means calendar month.

(62) "Monthly Gas Index Price" means the average, for each Month, of the Gas Index Price for each day of such Month that Gas is delivered by Purchaser for Tolling Services or Ancillary Services. At such time that the Gas Metering Equipment is able to record the daily quantities of Gas delivered to the Gas Facility Point, the Monthly Gas Index Price shall be calculated, for each Month, as a weighted average of the Gas Index Price for each day that Gas is delivered by Purchaser for Tolling Services or Ancillary Services, weighted by Gas delivered to the Gas Facility Point in such day for such services.

(63)  "MW" means megawatt.

(64)  "MWh" means megawatt-hour (one MWh equals 1,000 kWh).

(65) "NERC" means the North American Electric Reliability Council or the North American Electric Reliability Organization.

(66) "Net Electric Energy" means, for any period, the total Energy output of the Facility during such period minus the sum of (a) Energy consumed at the

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      Facility during such period plus (b) Energy associated with the use of the
      Reserved Capability during such period.

(67)  "New York Control Area" has the meaning set forth in Section 10.01.

(68) "Niagara Mohawk Gas Transportation Contract" means the Niagara Mohawk Firm Transportation Agreement dated March 11, 1992 between Niagara Mohawk and Independence.

(69) "Niagara Mohawk Power Purchase Agreement" means the Power Purchase Agreement dated July 24, 1992 between Niagara Mohawk and Independence.

(70)  "NYISO" means the New York Independent System Operator, Inc.

(71) "NYISO Bid" means a bid, Schedule or request to operate submitted to the NYISO related to the generation of Energy or Ancillary Services from the Facility.

(72) "NYISO Directed Operation" means, for any period, the operation of all or a portion of the Facility at the direction of the NYISO during such period, including the operation of the Facility in response to an NYISO Bid accepted by the NYISO or the operation of the Facility at the direction of a Transmission Provider pursuant to NYISO Requirements.

(73) "NYISO Open Access Transmission Tariff" means the ISO Open Access Transmission Tariff filed with FERC by the NYISO.

(74) "NYISO Operating Agreement" means the amended and restated Operating Agreement of the NYISO filed with FERC by the NYISO.

(75) "NYISO Requirements" means the then applicable and valid obligations, rules and regulations as defined and set forth in the NYISO Operating Agreement, the NYISO Services Tariff, the NYISO Open Access
      Transmission Tariff and/or similar agreements, policies and guidelines.

(76) "NYISO Services Tariff" means the NYISO Market Administration and Control Area Services Tariff filed with FERC by the NYISO.

(77)  "Operating Committee"  has the meaning set forth in Section 5.08.

(78) "Outage" means a Scheduled Outage, a Forced Outage or an event or circumstance constituting Force Majeure that prevents operation of all or part of the Facility.

(79) "Person" means any individual, corporation, partnership, trust, estate, limited liability company, governmental agency or authority or other entity.

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(80)  "Protective Apparatus" means such equipment and apparatus, including, but not limited to, protective relays, circuit breakers and the like, necessary or appropriate to isolate the Facility from the electrical system to which it is connected consistent with Good Electrical Practices and any requirements of any Transmission Provider.

(81) "Regular Business Hours" means 9:00 a.m. through 5:00 p.m. Eastern Prevailing Time on Business Days.

(82) "Replacement Energy" means, for any period, the quantity of Energy sourced by Independence or its designee from any source other than the Facility, delivered under this Agreement to the Electric Delivery Point during such period, or if a Substitute Delivery Point is accepted by Purchaser, to the agreed upon Substitute Delivery Point.

(83)  "Replacement Capacity" has the meaning set forth in Section 10.01(c).

(84) "Reserved Capability" means the sum of (a) the Reserved Tolling Capability plus (b) the Reserved Independence Capability.

(85) "Reserved Independence Capability" means, for any period, 44 MW plus the excess (if any) of (a) the actual capability of the Facility to provide Tolling Services (less 44 MW of such capability) minus (b) the sum of (i) the Contract Tolling Capability plus (ii) the Reserved Tolling Capability.

(86)  "Reserved Tolling Capability" means the amount set forth in Exhibit
      3.01(B).

(87) "Reserved Tolling Capability Start-up" means, with respect to each combustion turbine/generator set, the action of bringing such combustion turbine/generator set from a non-operating mode to the level of output in combined cycle mode resulting in output associated with the Reserved Tolling Capability when Independence is operating the Reserved Tolling Capability for purposes of effectuating a physical hedge against its financial obligations associated with the Market Price.

(88) "Residual Installed Capacity Agreement" means any agreement entered into by Independence from time to time for the sale of Installed Capacity from the Facility (other than the ConEd Agreement).

(89) "Schedule" or "Scheduling" or "Scheduled" means communicating and confirming that a particular amount of Gas or Energy and/or Ancillary Services is to be delivered or received and providing all information as may be necessary to cause such delivery or receipt to occur.

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(90)  "Scheduled Outage" means any outage or unavailability, for a designated period, of all or a portion of the Contract Tolling Capability, of which Purchaser is notified in advance pursuant to Section 9.01.

(91) "Scheduling and Operating Procedures" has the meaning set forth in Section 5.02.

(92) "Shutdown" means, with respect to each combustion turbine/generator set, the reduction in output to zero necessary as a result of NYISO Directed Operation following the provision of Tolling Services or Ancillary Services.

(93)  "Shutdown Gas" has the meaning set forth in Section 5.03.

(94) "Start-up Limit" means, for a designated one year or 365 Day period, [***] Start-ups minus the number of Reserved Tolling Capability Start-ups during such period.

(95) "Start-up" means, with respect to each combustion turbine/generator set, the action of bringing such combustion turbine/generator set from a non-operating mode to the level of output in combined cycle mode resulting in the provision of Tolling Services or Ancillary Services.

(96)  "Start-up Gas" has the meaning set forth in Section 5.01.

(97) "Substitute Delivery Point" means any point other than the Electric Delivery Point at which Independence or its designee may deliver Energy to Purchaser provided that such point shall be subject to the mutual agreement of the Parties.

(98) "Taxes" means any and all ad valorem, property, occupation, severance, generation, first use, conversion, Btu or Energy, transmission, utility, gross receipts, privilege, sales, use, consumption, excise, lease, transaction and other taxes, governmental charges, surcharges, licenses, fees, permits and assessments or increases therein, and any interest or penalties on such taxes, charges, licenses, fees, permits and assessments, other than taxes based on net income or net worth.

(99) "Tolling Services" means the process whereby Purchaser delivers Gas to the Facility at the Gas Facility Point, the Gas is converted into Energy at the Facility and the converted Gas is redelivered to Purchaser as Energy at the Electric Delivery Point.

(100) "Transmission Providers" means the entity or entities transmitting Energy or Ancillary Services on behalf of Purchaser from the Electric Delivery Point.

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(101) "Transporter" means any Person that transports Gas provided under this
      Agreement upstream of the Gas Facility Point.

(102) "Variable O&M Services Payment" has the meaning set forth in Section 4.05.

(103) "Variable Tolling Services Charge" means $[***] per MWh, as adjusted pursuant to Section 4.06.

(104) "Variable Tolling Services Payment" has the meaning set forth in Section 4.04.

(105) "Warm Start" means each Start-up of a combustion turbine/generator set after its breaker has been open for more than 8 but for less than 48 hours.

(106) "Week" means calendar week.

                               ARTICLE II - TERM

      2.01 TERM

      This Agreement shall commence on the later of (a) the date on which all conditions specified in Article XVII are satisfied or waived or (b) July 1, 2001 ("Effective Date") and shall remain in effect through November 14, 2014 ("Contract Term"); provided, however, that Independence may terminate this Agreement in its sole discretion at any time prior to 12:01 A.M. on July 1, 2001 by providing notice of termination to Purchaser. This Agreement shall terminate automatically at the end of the Contract Term and neither Independence nor Purchaser shall have any further liability or obligation to the other hereunder, except for obligations or duties that accrued prior to such termination and for obligations that expressly survive termination of this Agreement.

                             ARTICLE III - PRODUCTS

      3.01 TOLLING SERVICES

      Subject to and in accordance with the terms and conditions of this Agreement, during the Contract Term, Independence shall perform for Purchaser, and Purchaser shall purchase and pay for, Tolling Services. Purchaser shall be entitled to Tolling Services associated with the Contract Tolling Capability. From time to time, if and to the extent the Facility would otherwise be subject to NYISO Directed Operations, Independence shall have the right, subject to the restrictions below, to deliver (or to cause a third party to deliver) Replacement Energy in amounts up to the amounts of Energy subject to NYISO Directed Operations for

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each hour, so long as such Replacement Energy otherwise satisfies the requirements of this Agreement. Notwithstanding the foregoing, Independence may only elect to provide Replacement Energy during periods where the Facility would otherwise be subject to NYISO Directed Operations, Purchaser has requested the delivery of Energy under this Agreement and the Facility is during such period experiencing an Outage.

      3.02 ANCILLARY SERVICES

      Subject to and in accordance with the terms and conditions of this Agreement, during the Contract Term, Purchaser shall be entitled to all Ancillary Services from the Facility; provided, however, that Independence shall have no obligation to deliver, and Purchaser shall have no right to receive, Ancillary Services to the extent that the provision of such services could have an adverse effect on Independence's ability to use, operate or maintain all or any portion of the Reserved Capability.

      3.03 EXCLUSIVE NATURE OF AGREEMENT; PRIORITY

      The relationship between Purchaser and Independence with respect to the Tolling Services and the Ancillary Services as described in Sections 3.01 and
3.02 during the Contract Term is exclusive. As long as Purchaser is not in default of this Agreement, unless and except to the extent required by Law or NYISO Requirements, Independence shall provide Purchaser exclusive access to the Tolling Services with respect to the Contract Tolling Capability and Ancillary Services in accordance with Section 3.02, and Independence shall not offer, sell or make available any Ancillary Services provided under Section 3.02 or perform Tolling Services with respect to the Contract Tolling Capability during the Contract Term for any person other than Purchaser; provided, however, that Independence may offer, sell, make available or otherwise market the Facility, its Energy and Ancillary Services and Tolling Services for sale after the end of the Contract Term. Purchaser acknowledges that, subject to Section 10.01(c), Independence has sold or may from time to time sell the Installed Capacity of the Facility to third parties and that Purchaser is not entitled to claim any of the Installed Capacity from the Facility under this Agreement. Notwithstanding any other provision of this Agreement, but subject to the requirements of
Article VII, Purchaser and Independence acknowledge and agree that at any time when the actual capability of the Facility is less than the sum of (a) the Contract Tolling Capability plus (b) the Reserved Tolling Capability plus (c) 44 MW, Independence shall have the first priority to use the actual capability of the Facility in an amount up to the sum of (a) 44 MW plus (b) the Reserved Tolling Capability, and Purchaser shall have the second priority to use the lesser of (A) the excess (if any) of the actual capability of the Facility minus the sum of (a) 44 MW plus (b) the Reserved Tolling Capability, and (B) the Contract Tolling Capability.

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                             ARTICLE IV - PAYMENTS

      4.01 FIXED TOLLING SERVICES PAYMENT

      Each Month during the Contract Term, Purchaser shall pay Independence, in arrears, a monthly Fixed Tolling Services Payment equal to the product of the Fixed Tolling Services Charge multiplied by the Contract Tolling Capability Average, expressed in kW.

      4.02 FIXED ANCILLARY SERVICES PAYMENT

      Purchaser shall be entitled to receive and request Ancillary Services as provided in this Agreement; however, Purchaser shall not be obligated to pay any separate consideration for the Ancillary Services provided under this Agreement.

      4.03 CONTRACT ADMINISTRATION CHARGE

      Each Month during the Contract Term, Purchaser shall pay Independence a Contract Administration Charge of $[***].

      4.04 VARIABLE TOLLING SERVICES PAYMENT

      Each Month during the Contract Term, Purchaser shall pay Independence a monthly Variable Tolling Services Payment equal to the product of the Variable Tolling Services Charge multiplied by the MWh of Energy (including Replacement Energy) delivered to Purchaser under this Agreement during such Month.

      4.05 VARIABLE O&M SERVICES PAYMENT

      Each Month during the Contract Term, Purchaser shall pay Independence a monthly Variable O&M Services Payment equal to the sum of each of the three payments described below:

                  (a) The product of $[***] per fired hour per combustion
            turbine multiplied by the aggregate number of combustion turbine fired hours of the Facility associated with the provision of Tolling Services or Ancillary Services during the Month; plus

                  (b) The product of $[***] per fired hour per steam turbine multiplied by the aggregate number of steam turbine fired hours of the Facility associated with the provision of Tolling Services or Ancillary Services during the Month; plus

                  (c) The greater of:

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                        (i) The product of $[***] per fired hour per combustion
                  turbine multiplied by the total number of combustion turbine fired hours of the Facility associated with the provision of Tolling Services or Ancillary Services during the Month; or

                        (ii) The product of $[***] per Start-up multiplied by
                  the total number of Start-ups during the Month.

      At the end of each Contract Year, Independence will reimburse Purchaser an amount equal to the aggregate amounts paid under paragraphs (c)(i) and (c)(ii) of this Section 4.05 minus the greater of (y) the total number of combustion turbine fired hours of the Facility associated with the provision of Tolling Services or Ancillary Services during the Contract Year multiplied by $[***], or
(z) the total number of combustion turbine Start-ups during the Contract Year multiplied by $[***].

      4.06 ESCALATION

      Each year, on January 1, the rates for payments specified in Sections 4.04 and 4.05 will be multiplied by a fraction, the numerator of which is equal to the GDP-IPD for the third calendar quarter of the immediately preceding year, and the denominator of which is equal to the GDP-IPD for the third calendar quarter of 2000.

      4.07 REPLACEMENT ENERGY

            (a) At any time that Independence or its designee delivers Replacement Energy to Purchaser, all payments specified in this Article IV shall be determined as if such Energy were provided from Tolling Services. In particular, Independence shall determine the combustion turbine fired hours, the steam turbine fired hours and the Start-ups that would have been necessary to provide such Energy from Tolling Services, and such avoided combustion turbine fired hours, steam turbine fired hours and Start-ups shall be utilized to calculate the Variable O&M Services Payment pursuant to Section 4.05; provided, however, that such avoided Start-ups shall not count as Start-ups for purposes of Section 5.01.

            (b) For each Day that Independence or its designee delivers Replacement Energy to Purchaser, Purchaser shall pay to Independence an amount equal to (i) the product of the quantity of Gas Purchaser would have supplied to the Facility but for the delivery of Replacement Energy (in MMBtu) multiplied by the Gas Index Price, plus (ii) the amount of the reduction in variable Gas transportation costs under the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract and under firm transportation capacity on the system of TransCanada Pipelines Limited between Kirkwall and Chippawa and firm transportation capacity on the system of Union Gas Limited between Dawn and Kirkwall resulting from the delivery of Replacement Energy, plus (iii) the

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product of the quantity of Gas that would have been required for losses on the
Empire and Niagara Mohawk systems but for the delivery of Replacement Energy multiplied by the Gas Index Price.

      4.08 AVOIDED COSTS

      At any time that Independence desires to operate all or any portion of the Reserved Tolling Capability in order to effectuate a physical hedge against Independence's obligations associated with the Market Price and is unable to do so as a result of the exercise by Purchaser of any right under this Agreement, Independence shall pay Purchaser (a) an Avoided Variable O&M Services Payment calculated utilizing the methodology set forth in Section 4.05, and (b) an Avoided Variable Tolling Services Payment calculated utilizing the methodology set forth in Section 4.04, in each case based on the output and operations of the Reserved Tolling Capability that would have occurred but for the election of Purchaser not to cause such Reserved Tolling Capability to run. In particular, Independence shall determine the combustion turbine fired hours, the steam turbine fired hours and the Start-ups that would have been necessary to operate the desired portion of the Reserved Tolling Capability in order to effectuate a physical hedge against Independence's obligations associated with the Market Price, and such avoided combustion turbine fired hours, steam turbine fired hours and Start-ups shall be utilized to calculate the Avoided Variable O&M Services Payment and the Avoided Variable Tolling Services Payment.

                 ARTICLE V - FACILITY OPERATIONS AND SCHEDULING

      5.01 START-UPS

      In accordance with the Scheduling and Operating Procedures specified in Exhibits 5.02(A) and 5.02(B), in each calendar year Purchaser is not entitled to receive Tolling Services associated with more than the Start-up Limit of each of the four combustion turbine/generator sets. For the first Contract Year (July 1, 2001 through December 31, 2001), Purchaser is not entitled to receive Tolling Services associated with more than the Start-up Limit of each of the four combustion turbine/generator sets during the 365-Day period from July 1, 2001 through June 30, 2002. For the last Contract Year (January 1, 2014 through November 14, 2014), Purchaser is not entitled to receive Tolling Services associated with more than the Start-up Limit of each of the four combustion turbine/generator sets during the 365-Day period from November 15, 2013 through November 14, 2014. Each Start-up (whether a Hot Start, a Warm Start or a Cold Start) shall be counted as one Start-up. Each Start-up that results in the provision of Tolling Services or Ancillary Services counts toward the limit on the number of Start-ups, provided that a circumstance that would otherwise constitute a Start-up following an Outage (where such Start-up was necessary to resume operations that were curtailed as a

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result of the Outage) shall not be counted as a Start-up toward the foregoing limit. If, following an Outage, the time of a scheduled Shutdown passes before the next Start-up, such Start-up shall be counted as a Start-up. Except as specified in Section 5.05, the action of bringing a combustion turbine/generator set from a non-operating mode to the level of output in combined cycle mode necessary when Independence is using the Minimum Output Requirement of the Facility and not providing any Tolling Services or Ancillary Services shall not count as a Start-up. Purchaser will provide Independence with all of the Gas necessary for each Start-up and to the extent necessary for the Start-up of one or more combustion turbine/generator sets when a ramp up necessary as a result of NYISO Directed Operation requires Independence to operate an additional combustion turbine/generator set, in an amount determined in accordance with
Exhibit 5.01 ("Start-up Gas"). If the actual quantity of Gas required for a Start-up is greater than the Start-up Gas specified in Exhibit 5.01, Independence shall either supply Gas to make up such difference or shall be deemed to have purchased an amount of Gas equal to such difference from Purchaser at a rate equal to the sum of the Gas Index Price plus variable Gas transportation costs (per MMBtu) under the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including the variable Gas transportation charges, fuel, shrinkage and loss requirements associated with use of the firm transportation capacity under the Empire Gas Transportation Agreement and the Niagara Mohawk Gas Transportation Agreement) and variable Gas transportation costs (per MMBtu) under firm transportation capacity on the system of TransCanada Pipelines Limited between Kirkwall and Chippawa and firm transportation capacity on the system of Union Gas Limited between Dawn and Kirkwall (including the variable Gas transportation charges, fuel, shrinkage and loss requirements associated with use of such firm transportation capacity) and applicable Taxes (if any) in accordance with Section 23.02. If a Start-up is completed utilizing less Gas than the Start-up Gas specified in Exhibit 5.01, Purchaser shall pay Independence for such difference at a rate equal to the sum of the Gas Index Price plus variable Gas transportation costs (per MMBtu) under the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including the variable Gas transportation charges, fuel, shrinkage and loss requirements associated with use of the firm transportation capacity under the Empire Gas Transportation Agreement and the Niagara Mohawk Gas Transportation Agreement) and variable Gas transportation costs (per MMBtu) under firm transportation capacity on the system of TransCanada Pipelines Limited between Kirkwall and Chippawa and firm transportation capacity on the system of Union Gas Limited between Dawn and Kirkwall (including the variable Gas transportation charges, fuel, shrinkage and loss requirements associated with use of such firm transportation capacity) and applicable Taxes (if any) in accordance with Section 23.02. Except as specified in Section 5.05, Purchaser will be entitled to the Net Electric Energy produced during each such Start-up. The Start-up fuel requirements and associated Energy during Start-up are set forth in Exhibit 5.01.

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      5.02 SCHEDULING AND OPERATING PROCEDURES AND AUTHORIZED REPRESENTATIVES

      Each of Independence and Purchaser agree that Tolling Services will be made available only in accordance with the Scheduling and Operating Procedures specified in Exhibits 5.02(A) and 5.02(B) and in accordance with the Energy Management Agreement. Each Party shall designate in writing to the other Party the persons authorized to make or provide notices on behalf of such Party in connection with nominations, schedules or instructions for the delivery or acceptance of Gas, Energy or Ancillary Services or make other notices on behalf of such Party and specify the scope of their individual authority and responsibilities ("Authorized Representatives"). Each Party may change its Authorized Representatives from time to time with a notice in accordance with this Agreement. Each Party consents to the recording of all telephone conversations between its Authorized Representatives and the Authorized Representatives of the other Party with respect to implementation of this Agreement.

      5.03 SHUTDOWN

      Purchaser will provide Independence with all of the Gas necessary for each Shutdown, in an amount determined in accordance with Exhibit 5.03 ("Shutdown Gas"). If the actual quantity of Gas required for a Shutdown is greater than the Shutdown Gas specified in Exhibit 5.03, Independence shall either supply Gas to make up such difference or shall be deemed to have purchased an amount of Gas equal to such difference from Purchaser at a rate equal to the sum of the Gas Index Price plus variable Gas transportation costs (per MMBtu) under the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including the variable Gas transportation charges, fuel, shrinkage and loss requirements associated with use of the firm transportation capacity under the Empire Gas Transportation Agreement and the Niagara Mohawk Gas Transportation Agreement) and variable Gas transportation costs (per MMBtu) under firm transportation capacity on the system of TransCanada Pipelines Limited between Kirkwall and Chippawa and firm transportation capacity on the system of Union Gas Limited between Dawn and Kirkwall (including the variable Gas transportation charges, fuel, shrinkage and loss requirements associated with use of such firm transportation capacity) and applicable Taxes (if any) in accordance with
Section 23.02. If a Shutdown is completed utilizing less Gas than the Shutdown Gas specified in Exhibit 5.03, Purchaser shall pay Independence for each MMBtu of such difference at a rate equal to the sum of the Gas Index Price plus variable Gas transportation costs (per MMBtu) under the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including the variable Gas transportation charges, fuel, shrinkage and loss requirements associated with use of the firm transportation capacity under the Empire Gas Transportation Agreement and the Niagara Mohawk Gas Transportation Agreement) and variable Gas transportation costs (per MMBtu) under firm transportation capacity on the system

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of TransCanada Pipelines Limited between Kirkwall and Chippawa and firm transportation capacity on the system of Union Gas Limited between Dawn and Kirkwall (including the variable Gas transportation charges, fuel, shrinkage and loss requirements associated with use of such firm transportation capacity) and applicable Taxes (if any) in accordance with Section 23.02. Except as specified in Section 5.05, Purchaser will be entitled to the Net Electric Energy produced during each such Shutdown. The Shutdown fuel requirements and associated Energy during Shutdown are set forth in Exhibit 5.03.

      5.04 TECHNICAL INSPECTION

      Independence agrees to maintain and to make available to Purchaser records, including those under the control of Independence or any third party owner of the Facility and any relevant records otherwise within Independence's control or ability to obtain, necessary to verify Contract Tolling Capability, Target Tolling Capability, Force Majeure and any other rights and obligations hereunder, including, but not limited to data, engineering specifications, test results or any other information used in connection with any computation, calculation or formulae set forth in this Agreement. Further, Independence agrees that Purchaser representatives, upon three Days' prior written notice, may visit the Facility during Regular Business Hours.

      5.05 RESERVED CAPABILITY

            (a) Subject to the terms and provisions of the Energy Management Agreement, this Section 5.05 and Exhibits 5.02(A) and 5.02(B), Independence shall have the right to operate the Facility utilizing all or any portion of the electrical output associated with the Reserved Capability. At such times, Independence shall be responsible for all costs associated with operation of the Facility utilizing all or any portion of the electrical output associated with the Reserved Capability, and Independence shall be entitled to all revenues associated with the sale of Energy from the Facility utilizing all or any portion of the electrical output associated with the Reserved Capability (including the sale of all Energy produced during Start-up and Shutdown). In the event that, absent Independence's operation of the Facility utilizing all or any portion of the electrical output associated with the Reserved Capability, NYISO Directed Operations to provide Tolling Services to Purchaser would require a Start-up, such Start-up shall be counted as a Start-up pursuant to Sections 4.05 and 5.01.

            (b) Notwithstanding Section 5.05(a) or any other provision of this Agreement, but subject to the requirements of Exhibit 5.02(B), the Parties acknowledge that there may be some periods during the term of this Agreement where Independence desires to deliver all or a portion of the Reserved Tolling Capability to the NYISO for purposes of effectuating a physical hedge against its financial obligations associated with the Market Price. If during such periods, there

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exist contractual limitations on Independence's ability to deliver such portion of the Reserved Tolling Capability either arising under the provisions of this Agreement or the provisions of the Energy Management Agreement, such that Independence is prevented from delivering such portion of the Reserved Tolling Capability, then Purchaser shall pay to Independence an amount equal to the difference between (i) the sum of the products of, for each hour during such period (A) the Market Price multiplied by (B) such portion of the Reserved Tolling Capability minus (ii) the revenues actually received by Independence from the NYISO for sales of Energy associated with such portion of the Reserved Tolling Capability; and provided further that if Independence notifies Purchaser of its desire to operate the Facility at the Minimum Output Requirement, Purchaser must cause the Minimum Output Requirement to operate. The foregoing provisions are an acknowledgement of the obligations of Purchaser, as Energy Manager, under the Energy Management Agreement to cause the dispatch of the Reserved Tolling Capability in a manner consistent with the desires of Independence, and if such obligations are not fulfilled, the foregoing establishes a remedy under this Agreement for such circumstance. Purchaser shall make such payments at the same time any other payments are due under this Agreement.

            (c) The Parties acknowledge and agree that any and all references in this Agreement, the Gas Supply Agreement, the Energy Management Agreement and any other agreement between Independence and Purchaser (and any of Purchaser's Affiliates) to Independence's effectuating a physical hedge against its financial obligations associated with the Market Price (i) refer exclusively to the operation of all or a portion of the Reserved Tolling Capability and (ii) shall not be construed as implying that Independence shall have any obligation to obtain Energy from any other source or to take any other action to effectuate a physical hedge against its financial obligations associated with the Market Price.

            (d) From time to time during the term of this Agreement, Independence may have available certain quantities of As Available Energy (defined below) that Independence is willing to make available to Purchaser. Independence shall make As Available Energy available to Purchaser during the "As Available Periods." The "As Available Periods" shall mean those hours during which (i) Independence is not utilizing any of the Reserved Tolling Capability for purposes of effectuating a physical hedge against its financial obligations associated with the Market Price and (ii) Independence has nevertheless elected to operate a portion of the Reserved Capability at the Minimum Output Requirement. "As Available Energy" means an amount of Energy available from the Facility by virtue of Independence's election to operate a portion of the Reserved Capability at the Minimum Output Requirement, but represents a quantity equal to the difference between the hourly amount available from one combustion turbine/generator set in combined cycle mode at maximum output and the amount attributable to the Minimum Output Requirement. Aside from the determination that condition (i) of the preceding sentence has been satisfied, Independence shall advise Purchaser in

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accordance with the procedures specified in Exhibit 5.02(A) of the number of hours that the Facility will operate at the Minimum Output Requirement and accordingly, the duration of the As Available Period. The As Available Period must continue for the duration of the period specified in the notice delivered by Independence in accordance with Exhibit 5.02(A). Subject to the Scheduling and Operating Procedures specified in Exhibits 5.02(A) and 5.02(B) (and, in particular, the limitation on changes in output specified as Item 6(e) to
Exhibit 5.02(B), Part I), following the establishment of the As Available Period, Purchaser may, no later than ten (10) minutes prior to the top of each hour during the As Available Period, provide Independence with telephonic notice of Purchaser's desire to receive As Available Energy for the next following hour of the As Available Period. Subject to the Scheduling and Operating Procedures specified in Exhibits 5.02(A) and 5.02(B) (and, in particular, the limitation on changes in output specified as Item 6(e) to Exhibit 5.02(B), Part I), Purchaser may select all, any individual, or any combination of hours contained in an As Available Period as the hours in which Purchaser will require the delivery of As Available Energy. Purchaser may designate the hours in which Purchaser will require the delivery of As Available Energy in a single communication to Independence or in a series of individual hourly communications; provided that in any event, Purchaser may change its election for any hour as long as the change is communicated to Independence no later than ten (10) minutes prior to the upcoming hour for which the change will apply.

            (e) As Available Energy shall for all purposes under this Agreement, be deemed to be Energy resulting from the provision of Tolling Services. Thus, Purchaser shall arrange for delivery of Gas required for the provision of As Available Energy in the manner prescribed by Article VIII. In addition, Independence and Purchaser acknowledge that the As Available Energy does not contemplate any related Capacity component and no Capacity is being made available with respect to the As Available Energy either as Contract Tolling Capability or otherwise. The Fixed Tolling Services Payment shall be unaffected by the provision of As Available Energy. The calculation of the Variable Tolling Services Payment shall include any deliveries of As Available Energy when the monthly quantities of Energy delivered to Purchaser are multiplied times the Variable Tolling Services Charge, provided that with respect to the quantity of As Available Energy only, the monthly Variable Tolling Services Payment shall be increased by an amount equal to the product of a constant of $[***] per MWh multiplied by the MWh of As Available Energy delivered to Purchaser during such Month. The provision of As Available Energy and the applicable hours of the As Available Period during which As Available Energy is provided shall be considered circumstances during which Independence is providing Tolling Services and as a result, the calculations described in Section 4.05 shall apply to the As Available Energy; provided, however, that the applicable hours of the As Available Period during which As Available Energy is provided shall not be considered for purposes

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of the annual comparison pursuant to the last sentence of Section 4.05. No
Start-up shall be incurred during any As Available Period.

            (f) The Parties expressly acknowledge and agree that Independence shall not be responsible to Purchaser for any liabilities or costs resulting from the occurrence of an Outage that reduces the amount of As Available Energy during an As Available Period, and that nothing in these Sections 5.05(d), (e) and (f) shall have any effect on the calculation of the Annual Capability Adjustment pursuant to Section 7.01.

      5.06 INSTALLED CAPACITY TESTING

            From time to time, Independence may perform any Installed Capacity tests required pursuant to the NYISO Requirements. The Parties shall use commercially reasonable efforts to schedule such tests during periods when the Facility is otherwise expected to operate in a manner which conforms to the requirements of any such tests. Independence may, however, elect to conduct such tests when the Facility is not otherwise expected to operate in such manner and the Parties shall cause the Facility (through the submission of bids or otherwise) to operate in such manner. Independence shall be responsible for any incremental costs and shall be entitled to any incremental revenues associated with such testing.

      5.07 GOOD ELECTRICAL PRACTICES

            Subject to Section 10.02, Independence shall at all times operate the Facility in accordance with Good Electrical Practices.

      5.08 OPERATING COMMITTEE

            The Parties shall each appoint a member and an alternate to an Operating Committee, and so notify the other Parties of such appointments in writing. Such appointments may be changed at any time by similar notice. The Operating Committee shall meet as necessary to carry out the duties set forth herein. The Operating Committee shall hold meetings at the request of any Party at the Facility (unless otherwise agreed upon by the members of the Operating Committee) and at a time agreed upon by the members of the Operating Committee. Each member and alternate shall be a responsible person working with his or her Party's respective day-to-day operations under this Agreement. The duties of the Operating Committee shall include, but not be limited to, (i) coordinating operation schedules, (ii) establishing and maintaining operating procedures, including those pertaining to information transfers between and among the Parties, consistent with the provisions of this Agreement, and (iii) such other duties as may be conferred upon it by mutual agreement of the Parties.

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      5.09 UNIT OUTAGES

            Each time, following completion of a Start-up and prior to commencement of the next Shutdown, a combustion turbine/generator set operating in combined cycle mode suffers an Outage, Independence shall pay Purchaser $[***].

                       ARTICLE VI - GUARANTEED HEAT RATE

      6.01 GUARANTEED HEAT RATE

      The Guaranteed Heat Rate for any hour is the Heat Rate indicated in the table contained in Exhibit 6.01 for the actual output level of the Facility (including the output level associated with the provision of Tolling Services plus the output level associated with the use of the Reserved Capability) for such hour (in MW). The Guaranteed Heat Rate for part loading conditions is as set forth in Exhibit 6.01.

      6.02 HEAT RATE

      At the conclusion of each Month, Independence shall calculate the Guaranteed Heat Rate Gas Differential (GHRGD), where:

            GHRGD = (Actual Gas) - (Target Gas);

            Actual Gas = the difference for such Month between (a) actual quantities of Gas supplied pursuant to this Agreement and the Gas Supply Agreement and used by the Facility (expressed in MMBtu and measured utilizing the Gas Metering Equipment) minus (b) the quantities of Gas purchased or deemed purchased by Independence pursuant to Section 8.01(b) of this Agreement and pursuant to the Gas Supply Agreement; and

            Target Gas = the sum of (a) for each Start-up during the Month, the Start-up Gas guaranteed in Exhibit 5.01, plus (b) for each Shutdown during the Month, the Shutdown Gas guaranteed in Exhibit 5.03, plus
            (c) the sum for all hours during the Month after the completion of Start-up and prior to Shutdown of the Facility of the product of (i) the Guaranteed Heat Rate for such hour (expressed in Btu of Gas consumed per kWh) multiplied by (ii) the actual Net Electric Energy produced during such hour.

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

      6.03 PAYMENT

      If the Guaranteed Heat Rate Gas Differential is positive, Independence shall pay Purchaser the product of the Guaranteed Heat Rate Gas Differential, increased to reflect Empire, Niagara Mohawk, TransCanada Pipelines Limited (between Kirkwall and Chippawa) and Union Gas Limited (between Dawn and Kirkwall) fuel, shrinkage and loss, multiplied by a rate equal to the sum of the Monthly Gas Index Price plus variable Gas transportation costs (per MMBtu) under the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract and variable Gas transportation costs (per MMBtu) under firm transportation capacity on the system of TransCanada Pipelines Limited between Kirkwall and Chippawa and firm transportation capacity on the system of Union Gas Limited between Dawn and Kirkwall and applicable Taxes (if any) in accordance with Section 23.02. If the Guaranteed Heat Rate Gas Differential is negative, Purchaser shall pay Independence the product of the Guaranteed Heat Rate Gas Differential (expressed as a positive number), increased to reflect Empire, Niagara Mohawk, TransCanada Pipelines Limited (between Kirkwall and Chippawa) and Union Gas Limited (between Dawn and Kirkwall) fuel, shrinkage and loss, multiplied by a rate equal to the sum of the Monthly Gas Index Price plus variable Gas transportation costs (per MMBtu) under the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract and variable Gas transportation costs (per MMBtu) under firm transportation capacity on the system of TransCanada Pipelines Limited between Kirkwall and Chippawa and firm transportation capacity on the system of Union Gas Limited between Dawn and Kirkwall and applicable Taxes (if any) in accordance with Section 23.02.

      6.04 EXCLUSIVE NATURE OF COMPENSATION

      The Parties expressly acknowledge and agree that the adjustment provided in accordance with this Article VI constitutes the exclusive compensation of the Parties for variations in Heat Rate and that the failure to achieve the Guaranteed Heat Rate shall not constitute an Event of Default hereunder.

                  ARTICLE VII - GUARANTEED TOLLING CAPABILITY

      7.01 CALCULATION OF GUARANTEED TOLLING CAPABILITY

      An additional payment to or from Independence shall be made after the end of each Contract Year to reflect the Facility's Actual Tolling Capability as compared to the Target Tolling Capability for each portion of the Contract Year. Independence may meet the Target Tolling Capability levels either by making the Facility available for Tolling Services or by supplying Replacement Energy.

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

The Target Tolling Capability levels for each portion of the calendar year are shown in Table 7.1:

         TABLE 7.1  TARGET TOLLING CAPABILITY
         ---------------------------------------------------------------
                                                       SEASON
                                         -------------------------------
         HOURS                           SUMMER     WINTER     SHOULDER
                                         PERIOD     PERIOD     PERIOD
         ---------------------------------------------------------------
         Peak Hours:
         Target Tolling Capability       [***]%     [***]%     [***]%
         ---------------------------------------------------------------
         Off-Peak Hours:
         Target Tolling Capability       [***]%     [***]%     [***]%
         ---------------------------------------------------------------

            The Annual Capability Adjustment ("ACA") shall be equal to the sum of A+B+C+D, where:

     Actual Tolling Capability(SP) - Target Tolling Capability(SP)
A=(  ---------------------------------------------------------          )    x 0.50 x Annual Tolling Payment;
     Target Tolling Capability

     Actual Tolling Capability(WP) - Target Tolling Capability(WP)
B=(  ---------------------------------------------------------          )    x 0.25 x Annual Tolling Payment;
     Target Tolling Capability(WP)

     Actual Tolling Capability(SHP) - Target Tolling Capability(SHP)
C=(  -----------------------------------------------------------        )    x 0.15 x Annual Tolling Payment; and
     Target Tolling Capability(SHP)

     Actual Tolling Capability(WSP) - Target Tolling Capability(WSP)
D=(  -----------------------------------------------------------        )    x 0.10 x Annual Tolling Payment;
     Target Tolling Capability(WSP)

      For purposes of this Section 7.01, the following terms have the following meanings:

      "Actual Tolling Capability," for any period, means the aggregate quantity of MWh capable of being produced during such period by the Contract Tolling Capability (plus the Replacement Energy (measured in MWh) supplied during such period); the "aggregate quantity of MWh capable of being produced during such period by the Contract Tolling Capability" will be equal to the aggregate amounts of Available Tolling Capability for each Day of such period (as identified in the Available Tolling Capability Notices), adjusted to reflect Outages which occur during the provision of Tolling Services or Ancillary Services; it being understood that if all or any portion of the Available Tolling Capability has not been Scheduled pursuant to Exhibit 5.02(A) prior to 11:45 p.m. for the following Day and Independence elects to perform discretionary maintenance which does not affect the provision of any requested Tolling Services and/or Ancillary Services and which shall be completed during such following Day, the portion of the Facility undergoing

                    *** CONFIDENTIAL TREATMENT REQUESTED *** such discretionary maintenance shall not be deemed to be unavailable for purposes of determining the Actual Tolling Capability, and it being further understood that the Actual Tolling Capability shall be determined assuming at all times the availability at the Facility of adequate Gas supplies;

      "Annual Tolling Payment" shall mean the sum of the monthly Fixed Tolling Services Payments for the Contract Year;

      "Off-Peak Hours" shall mean all hours other than Peak Hours;

      "Peak Hours" shall mean 7:00 a.m. to 11:00 p.m., Monday through Friday, excluding holidays recognized by the NYISO;

      "Shoulder Off-Peak" shall mean the Off-Peak Hours during the Shoulder Period;

      "Shoulder Peak" shall mean the Peak Hours during the Shoulder Period;

      "Shoulder Period" shall mean the Months of March, April, October and November of each year;

      "SHP" shall mean the combined Shoulder Peak and Summer Off-Peak;

      "Summer Off-Peak" shall mean the Off-Peak Hours during the Summer Period;

      "Summer Peak" or "SP" shall mean the Peak Hours during the Summer Period;

      "Summer Period" shall mean the Months of May, June, July, August and September of each year;

      "Target Tolling Capability," for any period, means the aggregate quantity of MWh capable of being produced during such period by the Contract Tolling Capability of the Facility multiplied by the Target Tolling Capability percentage shown on the above table for that period;

      "Winter Off-Peak" shall mean the Off-Peak Hours during the Winter Period;

      "Winter Peak" or "WP" shall mean the Peak Hours during the Winter Period;

      "Winter Period" shall mean the Months of December, January and February of each year; and

      "WSP" shall mean the combined Winter Off-Peak and Shoulder Off-Peak.

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

      Independence shall include the ACA in the first invoice delivered to Purchaser after each anniversary of the Effective Date. The ACA shall be paid by Purchaser to Independence if positive, or by Independence to Purchaser if negative, pursuant to Section 12.02.

      7.02 EXCLUSIVE NATURE OF COMPENSATION

      The Parties expressly acknowledge and agree that the adjustment provided in accordance with this Article VII constitutes the exclusive compensation of the Parties for exceeding or failing to achieve the Target Tolling Capability during any period and that the failure to achieve the Target Tolling Capability during any period shall not constitute an Event of Default hereunder.

                           ARTICLE VIII - GAS SUPPLY

      8.01 PURCHASER'S GAS DELIVERY OBLIGATIONS

            (a) Subject to the procedures specified in the Energy Management Agreement and Exhibits 5.02(A) and 5.02(B), Purchaser shall arrange for delivery to the Gas Facility Point of all quantities of Gas required to generate Energy or Ancillary Services resulting from the provision of Tolling Services, the provision of Ancillary Services, Shutdown Gas and Start-up Gas. Purchaser shall be responsible for all Gas necessary to meet the fuel, shrinkage and loss requirements of all Transporters upstream of the Gas Facility Point.

            (b) Subject to the procedures specified in the Energy Management Agreement and in Exhibits 5.02(A) and 5.02(B), Purchaser shall arrange for delivery to the Gas Facility Point of all of Independence's requirements for Gas at the Facility, excluding Gas delivered pursuant to Section 8.01(a), but including (i) Gas required for Independence to generate Energy utilizing the Reserved Capability, (ii) Gas required for Independence to operate auxiliary boilers, and (iii) Gas Independence is obligated to purchase pursuant to Sections 5.01, 5.03 and 5.06.

            (c) All quantities to be delivered by Purchaser to the Gas Facility Point shall be based on the conversion of Gas to Energy based upon the information supplied pursuant to Exhibit 5.02(A).

      8.02 GAS COST RESPONSIBILITY

            Except as otherwise provided in the Gas Supply Agreement, Purchaser shall be responsible for all costs associated with the supply and transportation of Gas other than Gas pursuant to Section 8.01(b). Independence shall purchase all Gas provided pursuant to Section 8.01(b) from Purchaser at the price per MMBtu of Gas equal to the Gas Index Price plus the variable Gas transportation charges, fuel,

                    *** CONFIDENTIAL TREATMENT REQUESTED *** applicable Taxes (if any) in accordance with Section 23.02, shrinkage and loss requirements associated with Purchaser's use of (i) the firm transportation capacity under the Empire Gas Transportation Agreement and the Niagara Mohawk Gas Transportation Agreement, and (ii) firm transportation capacity on the system of TransCanada Pipelines Limited between Kirkwall and Chippawa and firm transportation capacity on the system of Union Gas Limited between Dawn and Kirkwall, for Gas provided pursuant to Section 8.01(b). In addition, Purchaser shall pay Independence for all Gas supply and transportation costs avoided as a result of Independence's delivery of Replacement Energy to Purchaser under this Agreement, as calculated pursuant to Section 4.07(b). The foregoing arrangements are in addition to those specified for Start-up Gas and Shutdown Gas.

      8.03 TRANSPORTATION OBLIGATIONS

      To transport Purchaser's Gas to the Gas Facility Point, Independence will make available to Purchaser firm transportation capacity (a) on the Empire system pursuant to the Empire Gas Transportation Contract, and (b) on the Niagara Mohawk system pursuant to the Niagara Mohawk Gas Transportation Contract. Independence will pay all demand charges and all surcharges (excluding all variable charges, which include commodity charges, fuel use and shrinkage) under both firm transportation agreements. Independence will retain all rights and obligations for the transportation capacity on the Empire and Niagara Mohawk systems, except that Independence will take all actions reasonably required to appoint Purchaser as Independence's agent for purposes of nominations and scheduling under such firm transportation agreements. Except with respect to Gas delivered pursuant to Section 8.01(b), Purchaser shall pay directly (if permitted by the applicable Transporter) or reimburse Independence for all variable charges, including commodity charges, fuel use, shrinkage and imbalance charges associated with Purchaser's use of such firm transportation capacity. The Parties shall reasonably cooperate in delivering any documentation necessary to implement this Section 8.03. During the Contract Term, in addition to other indemnification obligations of Independence set forth elsewhere in this Agreement, Independence shall indemnify and hold Purchaser harmless from and against any and all liabilities, costs, claims, causes of action, judgments, lawsuits, or damages that may be incurred by Purchaser in connection with the Empire Gas Transportation Contract and the Niagara Mohawk Gas Transportation Contract for all periods prior to the Effective Date. During the Contract Term, in addition to other indemnification obligations of Purchaser set forth elsewhere in this Agreement, Purchaser shall indemnify and hold Independence harmless from and against any and all liabilities, costs, claims, causes of action, judgments, lawsuits, or damages that may be incurred by Independence in connection with Purchaser's actions as Independence's agent for purposes of nominations and scheduling under the Empire

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Gas Transportation Contract and the Niagara Mohawk Gas Transportation Contract.

      8.04 ADDITIONAL TRANSPORTATION OBLIGATIONS

      If and to the extent that NYISO Directed Operations or the provision of Tolling Services or Ancillary Services under this Agreement requires Purchaser to provide deliveries of Gas on terms not permitted under the Empire Gas Transportation Contract or the Niagara Mohawk Gas Transportation Contract (e.g., on an intraday basis, on a no-notice basis, or Gas for Ancillary Services on limited, same-day notice), Purchaser may not utilize the Empire Gas Transportation Contract or the Niagara Mohawk Gas Transportation Contract for delivery of such Gas, except in accordance with applicable tariffs or with the consent of such parties, and Purchaser shall be responsible for any additional costs associated with such services. Independence agrees to assist Purchaser in making any adjustments or modifications to the Gas transportation service; provided, however, that the failure of Empire or Niagara Mohawk to agree to any such adjustments or modifications shall not constitute an Event of Default.

      8.05 PIPELINE IMBALANCE CHARGES

            (a) Notwithstanding any other provision contained herein Purchaser shall be responsible for and pay all pipeline imbalance charges and similar charges arising out of or relating to Gas provided under this Agreement on all Gas transportation facilities upstream of the Gas Facility Point.

            (b) The Parties shall use commercially reasonable efforts to minimize all such pipeline imbalance charges.

      8.06 SCHEDULING RESPONSIBILITY

      Purchaser is responsible for all Scheduling and nomination activities with the Transporters upstream of the Gas Facility Point.

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

      8.07 EFFECT OF DELIVERY; INDEMNITY

      Title to all Gas delivered pursuant to Section 8.01(b) shall pass to Independence at the Gas Delivery Point. As between the Parties, Purchaser shall be deemed to be in exclusive control and possession of the Gas delivered hereunder until the same shall have been delivered at the Gas Delivery Point, at and after which delivery Independence shall be deemed to be in exclusive control and possession thereof. Purchaser and Independence each assumes full responsibility and liability for and shall indemnify and save harmless the other Party and its officers, directors, employees, agents, and partners from all liability and expense on account of any and all damages, claims, or actions, including injury to and death of Persons, arising from any act or accident occurring when title to the Gas is vested in the indemnifying Party as herein provided.

      8.08 TRANSPORTER'S SPECIFICATIONS

      Gas delivered by Purchaser shall meet or exceed the minimum quality specifications under the Empire Gas Transportation Contract (and related Empire Gas tariffs) and the Niagara Mohawk Gas Transportation Contract (and related Niagara Mohawk Gas tariffs). If any Gas delivered by Purchaser shall fail to conform to such quality specifications, Independence's sole remedy shall be refusal to accept the tendered quantities, in which event such Gas shall be treated as if Purchaser shall have failed to deliver it; all other Gas shall be treated as meeting such specifications. Gas delivered by Purchaser shall be delivered at pressures sufficient to cause such Gas to enter Independence's facilities at the Gas Facility Point, but not below the minimum allowable or above the maximum allowable operating pressure specified in the Empire Gas Transportation Contract (and related Empire Gas tariffs) and the Niagara Mohawk Gas Transportation Contract (and related Niagara Mohawk Gas tariffs).

      8.09 GAS SUPPLY OBLIGATIONS

            For so long as the Gas Supply Agreement is in full force and effect, Purchaser's obligations to supply Gas to Independence pursuant to Section 8.01(b) and all related performance and payment obligations in this Article VIII shall be deemed satisfied by performance by Dynegy Canada Marketing and Trade in accordance with the Gas Supply Agreement.

                              ARTICLE IX - OUTAGES

      9.01 SCHEDULED OUTAGES

            (a) Scheduled Outages will be scheduled and permitted as follows:

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                  (i) Within ten Days following the Effective Date, on or before September 15, 2001 and thereafter prior to September 15 of each subsequent Contract Year, Independence will provide to Purchaser a non-binding forecast schedule of Scheduled Outages of the Facility for each Month. Such non-binding forecast schedule will cover the period of time occurring (A) in the case of the notice delivered within ten days after the Effective Date, from the Effective Date through December 31, 2001, (B) in the case of the notice delivered on or before September 15, 2001, from January 1, 2002 through December 31, 2002, and
(C) in the case of each subsequent notice, the following Contract Year. Within 30 Days of receipt of the forecast schedule, Purchaser may provide Independence with comments on the forecast. Independence will make commercially reasonable efforts to accommodate Purchaser's comments. No later than thirty Days following the receipt of Purchaser's comments, Independence will submit to Purchaser its schedule for Scheduled Outages for the period, which schedule will include the number of generation turbines to be included in each Scheduled Outage. In no event, without Purchaser's consent, will such schedule provide for a Scheduled Outage during the months of June, July, August, September, December, January or February.

                  (ii) Either Party may request a change in the schedule for a Scheduled Outage by delivering a notice to the other Party at least 60 Days prior to the start of such Scheduled Outage. The Parties will use commercially reasonable efforts to accommodate such requests, provided that Independence will in no event be required to accept such request if the implementation of the requested schedule change could, in Independence's reasonable judgment, invalidate or impair Independence's equipment warranties or insurance policies or the success of any claims to be made thereunder, increase the cost to Independence of performing maintenance or affect the quality of such maintenance, cause Independence's actions or performance hereunder to deviate from Good Electrical Practices or prevent Independence from meeting its obligations under this Agreement.

            (b) Notwithstanding any other provision of this Section 9.01, Independence may schedule or reschedule a Scheduled Outage at any time if required, in Independence's reasonable judgment, by Good Electrical Practices or pursuant to NYISO Requirements. Independence shall provide Purchaser with as much notice of such Scheduled Outages as practicable under the circumstances. If Independence desires to schedule or reschedule a Scheduled Outage during June, July, August, September, December, January or February, Independence will, if practicable, discuss with Purchaser the timing of such a Scheduled Outage and will consider any reasonable requests by Purchaser to modify the timing for such a Scheduled Outage.

      9.02 FORCED OUTAGES

      Any outage or unavailability of all or a portion of the Contract Tolling Capability, other than due to Force Majeure, breach by Purchaser or a Scheduled

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Outage shall constitute a Forced Outage. The Parties expressly acknowledge and agree that the existence of a Forced Outage shall not constitute an Event of Default hereunder. In the event of a Forced Outage, Independence shall use commercially reasonable efforts to remedy the cause(s) and effect(s) of such Forced Outage with all reasonable dispatch, including, if necessary, the reconstruction, repair or replacement of all or a portion of the Facility utilizing the proceeds of insurance required pursuant to Article XV.

                 ARTICLE X - NYISO AND REGULATORY REQUIREMENTS

      10.01 NYISO BIDDING

            (a) Subject to Section 10.01(b) and the applicable Scheduling and Operating Procedures specified in Exhibits 5.02(A) and 5.02(B) and except as provided in the following sentence and in Section 10.01(c), Independence or its agent shall on Purchaser's behalf and in accordance with the directions supplied by Purchaser, bid all of the Energy associated with the Facility's Installed Capacity into the NYISO's Day-Ahead Market or sell such Energy to a Load Serving Entity in the New York Control Area at prices to be determined by Purchaser. Independence or its agent shall be entitled to bid all or any portion of the Energy associated with the Facility's Reserved Capability into the NYISO's Day-Ahead Market and/or Hour-Ahead Market at a price low enough to ensure that the NYISO will accept such bid or may make such other instructions as may be consistent with the procedures and protocols of the NYISO Day-Ahead Market and/or the NYISO Hour-Ahead Market. Independence or its agent shall be responsible for all communications with the NYISO pursuant to this Section 10.01 (including the submission of all bids). Each of the terms "Installed Capacity," "Day-Ahead Market," "Hour-Ahead Market," "Load Serving Entity," and "New York Control Area" are as defined in the NYISO Requirements.

            (b) The Parties hereby agree to use reasonable efforts to cause the NYISO to permit Purchaser to submit NYISO Bids directly to the NYISO during the Contract Term and in accordance with the Energy Management Agreement. At such time that the NYISO permits Purchaser to submit NYISO Bids directly, Purchaser shall submit all NYISO Bids in accordance with Section 10.01, Exhibits 5.02(A) and 5.02(B) and the Energy Management Agreement.

            (c) (i) On 45 Days' notice, Purchaser may request, at any time and at its own expense, to supply Installed Capacity on behalf of Independence to ConEd under the ConEd Agreement or to any purchaser under a Residual Installed Capacity Agreement (to the extent such Residual Installed Capacity Agreement permits Independence to supply Installed Capacity from sources other than the Facility) ("Replacement Capacity"). Independence shall consent to Purchaser's supply of such Replacement Capacity only if Independence determines, in its sole

                    *** CONFIDENTIAL TREATMENT REQUESTED *** discretion, that (1) such Replacement Capacity satisfies all requirements under the ConEd Agreement and any Residual Installed Capacity Agreements, (2) such Replacement Capacity meets the NYISO Requirements for Installed Capacity, and
(3) the provision of such Replacement Capacity is permitted under the NYISO Requirements and will not result in any penalty, deficiency charge or price adjustment under the NYISO Services Tariff, the ConEd Agreement or any Residual Installed Capacity Agreement.

                  (ii) For any period during which Purchaser is supplying Replacement Capacity to ConEd or to any other purchaser under a Residual Installed Capacity Agreement on Independence's behalf and with Independence's consent pursuant to Section 10.01(c)(i), Purchaser shall be entitled to the Installed Capacity from the Facility up to the level of the Replacement Capacity supplied and the requirements of Section 10.01(a) shall not apply with respect to such Installed Capacity.

                  (iii) If at any time, the provision of Replacement Capacity to ConEd or to any other purchaser under a Residual Installed Capacity Agreement fails to satisfy any of the three conditions listed in Section 10.01(c)(i) or if Independence reasonably believes that the provision of Replacement Capacity to ConEd or to any other purchaser under a Residual Installed Capacity Agreement shall fail to satisfy any of the three conditions listed in Section 10.01(c)(i), Independence shall be entitled to immediately take the Installed Capacity from the Facility back from Purchaser and the requirements of Section 10.01(a) shall once again apply with respect to such Installed Capacity. During the Contract Term, in addition to other indemnification obligations of Purchaser set forth elsewhere in this Agreement, Purchaser shall indemnify and hold Independence harmless from and against any and all liabilities, costs, claims, causes of action, judgments, lawsuits, or damages (including any penalties, deficiency charges or price adjustments under the ConEd Agreement) that may be incurred by Independence in connection with the failure of Replacement Capacity to satisfy any of the three conditions listed in Section 10.01(c)(i).

                  (iv) For any period during which Purchaser is supplying Replacement Capacity to ConEd or to any other purchaser under a Residual Installed Capacity Agreement on Independence's behalf and with Independence's consent pursuant to Section 10.01(c)(i), the Parties expressly acknowledge and agree that Independence shall be entitled to receive directly all amounts payable under the ConEd Agreement or such Residual Installed Capacity Agreement and Purchaser hereby waives any right, title or interest to any such amounts payable.

                  (v) Independence agrees to incorporate provisions in all negotiated Residual Installed Capacity Agreements entered into during the Contract Term to permit Independence or its designated agent to supply Installed Capacity from sources other than the Facility. If Independence elects to sell

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

Installed Capacity from the Facility through an auction process, Independence shall notify Purchaser of its intent at least 15 Days prior to the deadline for participation in such auction; it being understood that the first sentence of this Section 10.01(c)(v) shall not apply to any sales of Installed Capacity through an auction process.

      10.02 PURCHASER REQUIREMENTS

      Purchaser shall not issue any notices, instructions or schedules inconsistent with this Agreement, any applicable operating policies, criteria and/or guidelines of NERC, NYISO, any other regional or subregional operational and reliability requirements or any other applicable Laws, or that would result in NYISO Directed Operations that are inconsistent with Good Electrical Practices. If Purchaser issues a notice, instruction or schedule in contravention of the preceding sentence, Independence shall have no obligation to comply with such notice, instruction or schedule. Any NYISO Directed Operation that requires Independence to Start-up or Shutdown or otherwise affects the operation of the Facility shall be treated under this Agreement as if such direction had been issued by Purchaser, and Purchaser shall supply Gas as required for Independence to comply with such NYISO order, and Purchaser shall be entitled to all revenues from sales resulting from such NYISO order and Independence shall be entitled to payment in accordance with Article IV (except as specified in Sections 5.05 and 8.02). Independence shall comply with NYISO Directed Operations that are not consistent with Good Electrical Practices only during NYISO system emergencies. In the event that a Party receives notice of a change or proposed change to the NYISO Requirements that would require a Party to take or refrain from taking an action that would be inconsistent with such Party's rights and/or obligations hereunder, the Party receiving notice will promptly notify the other Party to the extent practicable that such NYISO Requirement conflicts with the rights and/or obligations of a Party under this Agreement and the Parties agree to promptly meet and negotiate in good faith an agreement as to how compliance shall be established and maintained, attempting in all events to restore or maintain for each Party as nearly as possible, its respective rights, obligations and benefits under this Agreement provided that such compliance shall not result in significant economic impact to the Parties. The failure of the Parties to reach any such agreement shall not result in termination of this Agreement or relieve any Party of its obligations to make payments in accordance with this Agreement. Subject to any such agreement, Independence and Purchaser shall each comply with all NYISO Requirements and shall deviate (except for the payment of money for which there shall be no deviation) from the provisions of this Agreement to the minimum extent necessary in order to comply with such NYISO Requirements. During the Contract Term, in addition to other indemnification obligations of Purchaser set forth elsewhere in this Agreement, Purchaser shall indemnify and hold Independence harmless from and against any and all liabilities, costs, claims, causes of action, judgments, lawsuits, or damages that may be incurred by Independence as a result of Purchaser's failure to meet its obligations under this Section 10.02.

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

      10.03 NIAGARA MOHAWK POWER PURCHASE AGREEMENT

      Subject to the requirements and limitations of the Niagara Mohawk Power Purchase Agreement and the Scheduling and Operating Procedures set forth in Exhibits 5.02(A) and 5.02(B) and for so long as Independence remains a Qualifying Facility (as defined in the Federal Power Act) and the Niagara Mohawk Power Purchase Agreement remains in effect, Independence may submit (or, once Purchaser takes over responsibility for submission of bids, request that Purchaser submit) a transaction bid under the Niagara Mohawk Power Purchase Agreement for a portion of the Energy output of the Facility associated with the Reserved Capability. Notwithstanding any provision of this Agreement, Independence shall have the right to suspend, modify, amend or terminate the Niagara Mohawk Power Purchase Agreement in its sole discretion without any liability whatsoever.

      10.04 AMENDMENT; REGULATORY ACTION

            (a) This Agreement shall not be amended unless such amendment is in writing and executed by the Parties. It is the intent of this Section 10.04 that, to the maximum extent permitted by law, the rates, terms and conditions in this Agreement shall not be subject to change, regardless of whether such change is sought under Section 205 or 206 of the Federal Power Act or any other applicable law or regulation (a) by the FERC acting SUA SPONTE on behalf of a Party or third party, (b) by a Party, (c) by a third party, or (d) in any other manner; and that this Agreement may be amended, modified or supplemented only by written agreement of both Parties as provided above. Either Party shall, as and if requested by the other Party, support this Agreement in filings and with testimony in any administrative or judicial proceeding relating to or in connection with this Agreement.

            (b) Except as provided in this Section 10.04, nothing in this Agreement shall limit the ability of the Parties to participate in regulatory proceedings. To the extent permitted by law, if a Party desires to participate in a generic rulemaking or similar regulatory proceeding, the Parties may participate in their own right or may cause Affiliates to participate in such proceedings in lieu of direct participation by the Parties; provided that if a Party determines, in its reasonable judgment, that its rights cannot be adequately protected except through direct participation by such Party, the Party may participate in such regulatory proceedings.

            (c) Purchaser shall be responsible for obtaining and maintaining, on behalf of Independence, all required regulatory authorizations for Independence under this Agreement and the Gas Supply Agreement from (i) United States Governmental Authorities to import and (ii) their Canadian counterparts to export Gas from Canada to the United States.

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      10.05 CLASSIFICATION

      If at any time during the term of this Agreement, the Facility ceases to qualify as a "qualifying facility" under the Public Utility Regulatory Policies Act, then subject to NYISO Requirements, Purchaser shall instruct Independence to designate the Facility as a non-utility generator with the NYISO and to make such other appropriate arrangements as may be necessary to coordinate pricing references to the Facility. Upon such instruction, and at the request of Purchaser, Independence shall make such arrangements with the NYISO as may be necessary to carry out such re-designation. The Parties expressly acknowledge and agree that Independence shall have no obligation under this Agreement or otherwise to maintain its status as a "qualifying facility."

                             ARTICLE XI - METERING

      11.01 POWER

            (a) To the maximum extent possible given the capabilities of the Electric Metering Equipment, Net Electric Energy delivered by Independence shall be metered at the Electric Delivery Point on a continuous real-time basis. The Electric Metering Equipment shall be used to determine conclusively, subject to
Section 11.05, the amount of Net Electric Energy delivered by Independence at the Electric Delivery Point.

            (b) Subject to the requirements and limitations of the Niagara Mohawk Interconnection Agreement, Independence shall be responsible for performing, or causing to be performed, and shall bear all costs and expenses of the installation, maintenance, testing and initial calibration of the Electric Metering Equipment and the maintenance and testing of the electrical facilities and Protective Apparatus, including any transmission equipment and related facilities, necessary to interconnect the Facility at the Electric Delivery Point to the relevant electrical system. All Electric Metering Equipment must conform to the requirements of Niagara Mohawk.

            (c) Subject to the requirements and limitations of the Niagara Mohawk Interconnection Agreement and NYISO Requirements, Independence will work with Purchaser to permit Purchaser, at Purchaser's expense, either to install electronic access to the existing real-time electric meters, or to install Purchaser's own real-time meters.

      11.02 GAS

            (a) To the maximum extent possible given the capabilities of the Gas Metering Equipment, Gas delivered by Purchaser to Independence shall be measured at the Gas Facility Point on a continuous real-time basis. Subject to

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Section 11.05, the delivering pipeline revenue meter shall be used to determine the quantity of Gas delivered at the Gas Facility Point.

            (b) Subject to the requirements and limitations of the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (and related Gas tariffs), Independence shall be responsible for performing, or causing to be performed, and shall bear all costs and expenses of the installation, maintenance, repair, testing and initial calibration of the Gas Metering Equipment (to the extent not otherwise installed, maintained, tested and calibrated by the delivery pipeline or supplier of Gas to the Facility).

            (c) Subject to the requirements and limitations of the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including related Gas tariffs), Independence will work with Purchaser to permit Purchaser, at Purchaser's expense, either to install electronic access to the existing real-time gas meters, or to install Purchaser's own real-time meters.

      11.03 INDUSTRY STANDARDS

      Subject to the requirements and limitations of the Niagara Mohawk Interconnection Agreement and the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including related Gas tariffs), all Electric Metering Equipment and Gas Metering Equipment, whether owned by Independence or by a third party, shall be operated, maintained and tested by and/or on behalf of Independence in accordance with Good Electrical Practices, in the case of the Electric Metering Equipment, and in accordance with AGA and ANSI standards in the case of the Gas Metering Equipment.

      11.04 ACCESS

      Subject to the requirements and limitations of the Niagara Mohawk Interconnection Agreement and the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including related Gas tariffs), each Party shall have the right to receive reasonable advance notice with respect to, and to be present at the time of, any installing, cleaning, changing, repairing, inspecting, testing, calibrating or adjusting of Electric Metering Equipment and Gas Metering Equipment irrespective of whether such Electric Metering Equipment or Gas Metering Equipment is owned or operated by Independence or by a third party. Upon reasonable advance notice, Independence shall make available to Purchaser all data, records and charts relating to the Electric Metering Equipment and Gas Metering Equipment, together with measurements and calculations therefrom, for inspection and verification.

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      11.05 CALIBRATION

      Subject to the requirements and limitations of the Niagara Mohawk Interconnection Agreement and the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including related Gas tariffs), Independence at its sole cost and expense shall inspect and calibrate, or cause to be inspected, all Electric Metering Equipment and Gas Metering Equipment periodically, but not less frequently than as required by Niagara Mohawk and Empire. Subject to the requirements and limitations of the Niagara Mohawk Interconnection Agreement and the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract (including related Gas tariffs), correction shall be made when any test shows a measurement error of more than
(i) in the case of Gas Metering Equipment, two percent (2%) or such lower percentage as may be established by applicable tariff of the delivering pipeline, or (ii) in the case of Electric Metering Equipment, as specified by the NYISO Requirements.

      11.06 RECORDS

      The Parties shall maintain accurate and detailed records relating to the Facility's hourly deliveries of Net Electric Energy and Gas consumption for three years or for such longer period as may be required by FERC, the NYISO, Empire or Niagara Mohawk. All records shall be available for inspection by either Party upon reasonable notice during Regular Business Hours.

      11.07 UPGRADED METERING

      Notwithstanding any other provision of this Article XI, the Parties acknowledge that the Gas Metering Equipment may not provide the degree of precision that the Parties desire regarding the measurement and monitoring of the Gas input of the Facility, and the Parties agree to work together to develop plans for upgraded and additional meters. Such plans shall be developed by mutual agreement of the Parties, and shall be subject to the requirements of the Niagara Mohawk Gas Transportation Contract and the Empire Gas Transportation Contract. Independence agrees to bear the reasonable costs of such upgraded metering.

                       ARTICLE XII - BILLING AND PAYMENT

      12.01 BILLING

      As soon as practicable after the end of each Month, Independence shall deliver to Purchaser an invoice detailing the Energy and Ancillary Services delivered to Purchaser and setting forth all charges and any other amount payable to Independence pursuant to this Agreement, and any amounts payable to

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Purchaser pursuant to the terms of this Agreement. Monthly payments under this
Agreement for any partial Month during the Contract Term will be prorated.

      12.02 PAYMENT

      Each Party shall render payment to the other Party by wire transfer payment, or other acceptable method agreed to by the Parties, of the amount due as set forth in the invoice, by the later of (i) the twenty fifth (25th) Day of the Month, and (ii) ten Days after the other Party's receipt of the invoice. The address, account information and/or wire transfer information shall be as provided pursuant to Section 24.07. Failure to make such payment when due shall result in a late charge on the unpaid balance that shall accrue on each calendar day from the due date to the date paid at the Interest Rate. If either Party in good faith disputes any part of any invoice, it shall make payment of the undisputed amount invoiced and shall provide to the other Party on or before the payment due date a written explanation of the basis for the dispute. If any amount disputed is determined to be due, the disputing Party shall pay such disputed amount within two Days of such determination, along with interest accrued daily at the Interest Rate from the date that, but for the dispute, payment was due until the date paid.

      12.03 AUDIT

      Each Party has the right with reasonable prior notice, at its sole expense, to examine the records of the other Party during Regular Business Hours to the extent reasonably necessary to verify the accuracy of any invoice, or calculations provided with or supporting such invoice, rendered pursuant to this Agreement. If any such examination reveals any inaccuracy in any invoice, or calculations provided with or supporting such invoice, the necessary adjustments in such invoice, or calculations provided with or supporting such invoice, and the payments made pursuant to such inaccurate invoice, or calculations provided with or supporting such invoice, shall be adjusted in the next invoice; provided, however, that the party asserting the need for such adjustment brought it to the attention of the other Party within twelve Months after the event causing the need for adjustment. This Section 12.03 shall survive any termination of this Agreement for a period of one year from the date on which the last invoice is rendered to such Party pursuant to this Agreement.

      12.04 NYISO REIMBURSEMENT

      If and to the extent the NYISO pays Independence directly for Energy or Ancillary Services to which Purchaser is entitled in accordance with Article III, Independence shall forward such payments to Purchaser within five Days of receipt. If the NYISO subsequently adjusts any such payment, Independence shall forward such adjustment to Purchaser within five days of receipt (in the case of an additional payment from the NYISO), and Independence shall include the amount of such adjustment in the next billing statement to Purchaser (in the case of an

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adjustment reducing a prior payment). If Purchaser believes that a payment calculated by the NYISO is incorrect and requests that Independence dispute such calculation, Independence shall dispute any such payment amounts pursuant to the applicable NYISO procedures, subject to the direction of Purchaser and with counsel that may be engaged by Purchaser. Purchaser shall be responsible for all costs reasonably incurred by Independence with respect to such disputes.

      12.05 OFFSET

      The Parties hereby agree that they shall discharge mutual debts and payment obligations due and owing to each other under this Agreement through netting, in which case all amounts owed by each Party to the other Party under this Agreement during the monthly billing period, including, interest, and payments or credits, shall be netted so that only the excess amount remaining due shall be paid by the Party who owes it.

               ARTICLE XIII - ELECTRIC TRANSMISSION ARRANGEMENTS

      13.01 ELECTRIC TRANSMISSION ARRANGEMENTS

      Purchaser shall arrange and be responsible for transmission service at and after the Electric Delivery Point, shall schedule or arrange for scheduling services with its Transmission Providers to accept Energy at and from the Electric Delivery Point and shall be responsible for all costs or charges imposed on or associated with the transmission service at and after the Electric Delivery Point, including control area services, and other ancillary services required by the Transmission Providers' tariff or otherwise to be provided to the transmission customer.

                       ARTICLE XIV - COST RESPONSIBILITY

      14.01 COST RESPONSIBILITY

      Purchaser shall be responsible for and shall reimburse Independence for all costs imposed upon Independence by any Governmental Authority or by the NYISO (other than any such costs that are currently imposed on Independence by such entities) and that Independence would not have incurred but for performance by Independence of its obligations to Purchaser under this Agreement. The Parties expressly acknowledge and agree that Purchaser shall be responsible for, and shall reimburse Independence for, all costs arising out of or relating to the performance of any of the Parties' obligations under this Agreement including, without limitation, the provision of Tolling Services or Ancillary Services, the operation of all or any portion of the Reserved Capability and the dispatch or decision not to cause the dispatch of the Facility by the NYISO that are associated with scheduling,

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regulation, energy imbalances or similar occurrences, including, but not limited to, any charges assessed against Independence or Purchaser by the NYISO, either directly or indirectly, for Energy Imbalance Service (pursuant to and as defined in Schedule 4 to the NYISO Open Access Transmission Tariff) or for charges associated with Real-Time Market Settlement (pursuant to and as defined in Section 4.18 to the NYISO Services Tariff), provided further however, that Purchaser shall not be responsible for any of the foregoing costs to the extent that they arise out of the breach by Independence of a material obligation of Independence set forth in this Agreement.

                       ARTICLE XV - ADDITIONAL AGREEMENTS

      15.01 INSURANCE

            (a) Independence will at all times carry and maintain or cause to be carried and maintained at its expense such insurance as is customarily maintained by owners and operators of generating facilities and in all events will carry and maintain at least the minimum insurance coverage set forth in this section placed with brokers, insurers, and reinsurers of recognized responsibility.

                  (i) ALL RISK PROPERTY INSURANCE.

      Throughout the Contract Term, Independence will maintain all risk property insurance covering the Facility against physical loss or damage, including, comprehensive boiler and machinery coverage (including electrical malfunction and mechanical breakdown). Deductibles will not exceed US $1,000,000.00 for a combustion turbine, $750,000.00 for a steam turbine, generator, or heat recovery steam generator, and $250,000.00 for all other losses. As an extension of All Risk Coverage Independence will maintain Business Interruption insurance in an amount equal to six (6) Months projected non-operating cash flow requirements. Such extension may be subject to deductibles not to exceed 60 Days.

                  (ii) COMMERCIAL GENERAL LIABILITY.

      Independence will maintain third party liability insurance written on an occurrence basis (claims made if covered by Aegis) with a limit not less than US $1,000,000.00. Deductibles will not exceed $50,000.00 per occurrence.

                  (iii) WORKERS' COMPENSATION/EMPLOYER'S LIABILITY.

      Independence will maintain Workers' Compensation Insurance and Employer's Liability Insurance which comply with Applicable Laws statutory to New York.

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                  (iv) BUSINESS AUTOMOBILE LIABILITY.

      Independence will maintain Business Automobile Liability Insurance with a limit of not less than US $1,000,000.00, including coverage for owned, not-owned and hired automobiles for both bodily injury (including death) and property damage, uninsured/underinsured motorist protection endorsements.

                  (v) EXCESS/UMBRELLA LIABILITY.

      Independence will maintain Excess/Umbrella Liability insurance written on an occurrence basis (claims made if covered by Aegis) and providing coverage limits in excess of the primary limits. The limit of such excess/umbrella coverage will not be less than US $10,000,000.00 on a follow form basis.

      Independence will annually cause each insurer or authorized agent to provide Purchaser with two original copies of insurance certificates reasonably acceptable to Purchaser evidencing the effectiveness of the insurance coverages required to be maintained.

            (b) All such insurance policies maintained by Independence will:

                  (i) name Purchaser as an additional insured (except in the case of worker's compensation insurance);

                  (ii) provide that Purchaser will receive from each insurer 30 Days' prior written notice of non-renewal, cancellation of, or significant modification to, any of such policies (except that such notice period will be 10 Days in case of non-payment of premiums); and

                  (iii) provide a waiver of any rights of subrogation against Purchaser, its Affiliates and their officers, directors, agents, subcontractors, and employees.

      The insurance certificates will indicate that the insurance policies have been endorsed as described above.

            (c) All policies maintained by Independence will be written by one or more nationally reputable insurance companies approved to do business in New York and be rated B+VII or higher by A.M. Best Company or Lloyds Companies or other insurers reasonably acceptable to Purchaser.

            (d) All policies maintained by Independence will be written on an occurrence basis unless procured from AEGIS on a claims made basis. Policies will contain an endorsement that Independence's policy will be primary as respects

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construction and operations of the Facility regardless of like coverages, if any, carried by Purchaser.

            (e) Purchaser may request Independence to require that any insurance obtained and maintained by a third party operator of the Facility name Purchaser as an additional insured, with any cost for such coverage payable by Purchaser.

            (f) Independence will notify Purchaser of the insurance company (and any replacement thereof) from which Independence obtains its Commercial or Comprehensive General Liability insurance and, if Purchaser desires to obtain Commercial or Comprehensive General Liability insurance from the same insurance company (or any replacement thereof), Independence will comply with Purchaser's reasonable requests for information concerning such coverages which assist Purchaser in obtaining insurance from the same such insurance company.

            (g) In the event that (i) the third party liability insurance required above or (ii) the Excess/Umbrella Liability insurance required, is on a "claims made" basis and not on an occurrence basis, such insurance will provide for a retroactive date and continuing "tail" coverage not later than the Effective Date and such insurance will be maintained by Independence, with a retroactive date not later than the retroactive date required above, for a minimum of three years after the Contract Term.

            (h) In the event that Independence reasonably determines that any such policy of insurance is no longer available at commercially reasonable rates, Independence shall not be obligated to continue to carry such insurance, and shall obtain substitute insurance which is as nearly identical as possible to the policy of insurance which it is intended to replace.

            (i) Purchaser shall at all times effect, maintain and keep in force, or cause to be effected, maintained and kept in force, comprehensive general liability insurance, public liability coverage and property insurance for injuries to persons and property, automobile liability insurance and workman's compensation insurance, all in commercially reasonable amounts and terms. In the event that Purchaser reasonably determines that any such policy of insurance is no longer available at commercially reasonable rates, Purchser shall not be obligated to continue to carry such insurance, and shall obtain substitute insurance which is as nearly identical as possible to the policy of insurance which it is intended to replace.

                         ARTICLE XVI - REPRESENTATIONS

      16.01 INDEPENDENCE'S REPRESENTATIONS

      Independence hereby represents and warrants as follows:

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            (a) It is a limited partnership duly organized and validly existing and in good standing under the laws of Delaware and is duly qualified to do business and in good standing in the State of New York.

            (b) It has all requisite power and authority to carry on the business to be conducted by it and to enter into this Agreement and the transactions contemplated hereby, and perform and carry out all covenants and obligations on its part to be performed under and pursuant to this Agreement.

            (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part and do not require any other actions or proceedings or any partnership approval or consent of any trustee or holder of any indebtedness of Independence.

            (d) This Agreement has been duly executed and delivered on behalf of Independence by the appropriate officers of the general partner of Independence and constitutes the legal, valid and binding obligation of Independence, enforceable against Independence in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

      16.02 PURCHASER'S REPRESENTATIONS

      Purchaser hereby represents and warrants as follows:

            (a) It is a corporation duly organized and validly existing and in good standing under the laws of Texas and is duly qualified to do business and in good standing in the State of New York.

            (b) It has all requisite power and authority to carry on the business to be conducted by it and to enter into this Agreement and the transactions contemplated hereby, and perform and carry out all covenants and obligations on its part to be performed under and pursuant to this Agreement.

            (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part and do not require any other actions or proceedings or any shareholder approval or consent of any trustee or holder of any indebtedness of Purchaser.

            (d) This Agreement has been duly executed and delivered on behalf of Purchaser by the appropriate officers of Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other

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similar laws applicable to creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

            (e) Purchaser warrants that it will, at the time of delivery, have good title to all Gas delivered by it to Independence hereunder, free and clear of all liens, encumbrances and claims whatsoever.

                           ARTICLE XVII - CONDITIONS

      17.01 CONDITIONS PRECEDENT

      The obligations of Independence to consummate the transactions contemplated by this Agreement shall be subject to fulfillment of the following conditions, unless waived in writing by Independence:

            (a) Purchaser shall have delivered a duly executed Acknowledgement and Consent in the form of Exhibit 17.01(A) or such other form as Independence may approve;

            (b) Dynegy Holdings Inc. ("Guarantor") shall have delivered a duly executed Guaranty Agreement in the form of Exhibit 17.01(B) or such other form as Independence may approve; and

            (c) Guarantor shall have delivered a duly executed Acknowledgement and Consent in the form of Exhibit 2 to Exhibit 17.01(B) or such other form as Independence may approve.

                      ARTICLE XVIII - DEFAULT AND REMEDIES

      18.01 EVENTS OF DEFAULT

      The occurrence of any one or more of the following events shall constitute an Event of Default under this Agreement:

            (a) A material breach of any material term or condition of this Agreement, including, but not limited, to (i) any material breach of a representation, warranty or covenant made in this Agreement, and (ii) failure of either Party to make a required payment to the other Party of amounts due hereunder.

            (b) A failure of Guarantor to provide Performance Assurance as defined in the Guaranty Agreement dated as of the date hereof by Guarantor (as

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amended, supplemented or modified and in effect from time to time, the "Guaranty
Agreement") or a guaranty or other credit assurance acceptable to Independence, within the time required pursuant to Section 6 of the Guaranty Agreement.

            (c) A receiver or liquidator or trustee of either Party or of any of its property shall be appointed by a court of competent jurisdiction, and such receiver, liquidator or trustee shall not have been discharged within one hundred twenty (120) Days, or by decree of such a court, a Party shall be adjudicated bankrupt or insolvent or any substantial part of its property shall have been sequestered, and such decree shall have continued undischarged and unstayed for a period of one hundred twenty (120) Days after the entry thereof; or a petition to declare bankruptcy or to reorganize a Party pursuant to any of the provisions of the Federal Bankruptcy Code, as now in effect or as it may hereafter be amended, or pursuant to any other similar state statute as now or hereafter in effect, shall be filed against a Party and shall not be dismissed within one hundred twenty (120) Days after such filing.

            (d) A Party shall file a voluntary petition in bankruptcy under any provision of any federal or state bankruptcy law or shall consent to the filing of any bankruptcy or reorganization petition against it under any similar law; or, without limiting the generality of the foregoing, a Party shall file a petition or answer or consent seeking relief or assisting in seeking relief in a bankruptcy under any provision of any federal or state bankruptcy law or shall consent to the filing of any bankruptcy or reorganization petition against it under any similar law, or, without limiting the generality of the foregoing, a Party shall file a petition or answer or consent seeking relief or assisting in seeking relief in a proceeding under any of the provisions of the Federal Bankruptcy Code, as now in effect or as it may hereafter be amended, or pursuant to any other similar state statute as now or hereafter in effect, or an answer admitting the material allegations of a petition filed against it in such a proceeding; or a Party shall make an assignment for the benefit of its creditors; or a Party shall admit in writing its inability to pay its debts generally as they become due; or a Party shall consent to the appointment of a receiver, trustee or liquidator of it or of all or part of its property.

            (e) The occurrence and continuation of a default, event of default or other similar condition or event in respect of such Party (or an Affiliate of such Party) under (i) the Gas Supply Agreement; or (ii) the Energy Management Agreement.

      18.02 NOTICE OF DEFAULT; CURE

      Upon the occurrence of any such Event of Default other than those described in Section 18.01(b), (c) and (d), the Party not in default shall give written notice of the Event of Default to the defaulting Party. Such notice of default shall set forth, in reasonable detail, the nature of the default and, where known and applicable, the

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steps necessary to cure such default. Following receipt of such notice, the defaulting Party shall have:

      (a) ten (10) Days in the case of the failure of the defaulting Party to make a required payment to the other Party of amounts due hereunder; or

      (b) thirty (30) Days in the case of any other Event of Default described in Sections 18.01(a) and 18.01(e):

to cure such default or, in the case of an Event of Default under Section 18.02(b), to commence in good faith and continue to diligently pursue all such steps as shall be reasonably necessary and appropriate to cure such default in the event such default cannot reasonably be completely cured within such thirty
(30) Day period.

      18.03 REMEDIES

      Notwithstanding the foregoing, after the occurrence of any such Event of Default and the expiration of all applicable cure periods with respect thereto without such default being cured, the non-defaulting Party shall be entitled (i) to suspend performance under this Agreement or to terminate this Agreement, (ii) to commence an action to require the defaulting Party to remedy such default and specifically perform its duties and obligations hereunder in accordance with the terms and conditions hereof and (iii) to exercise such other rights and remedies as it may have at equity or at law, but subject to any limitation on damages otherwise provided for under this Agreement.

                     ARTICLE XIX - LIMITATION OF LIABILITY

      19.01 LIMITATION OF LIABILITY

            (a) Subject to Section 19.01(b), neither Party, nor their respective officers, directors, partners, agents, employees or Affiliates, shall be liable to the other Party or its Affiliates, officers, directors, trustees, partners, agents, employees, successors or assigns, for claims for incidental, special, indirect, consequential or punitive damages of any nature connected with or resulting from performance or breach of this Agreement, including, without limitation, claims in the nature of lost revenues, income or profits (other than payments specifically provided for and properly due under this Agreement) or losses, damages or liabilities under any financing, lending or construction contracts, agreements or other arrangements, irrespective of whether such claims are based upon warranty, negligence, strict liability, contract, operation of law or otherwise. Under no circumstances shall Independence be liable to Purchaser for damages associated with the costs to Purchaser to obtain replacement Energy, Capacity or Ancillary Services to meet Purchaser's contractual obligations to third parties. The Parties

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                                       46
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acknowledge and agree that the services to be provided hereunder are contingent on the availability of the Facility.

            (b) Notwithstanding the limitation of liability under Section 19.01(a), if Purchaser (i) fails for any reason (including as a result of Force Majeure) to deliver Gas to the Gas Facility Point or (ii) fails for any reason (including as a result of Force Majeure) to cause the Reserved Tolling Capability to be dispatched by the NYISO in accordance with Section 5.05(b), in each case, during all or any portion of a period in which Independence desires to operate any portion of the Reserved Tolling Capability for purposes of effectuating a physical hedge against its financial obligations associated with the Market Price (during which such portion of the Reserved Tolling Capability is otherwise available), Purchaser shall pay to Independence the Market Price for all quantities of Energy that would have been delivered to the Electric Delivery Point but for the Purchaser's failure (i) to deliver Gas for such period or (ii) to cause the Reserved Tolling Capability to be dispatched by the NYISO in accordance with Section 5.05(b). The Parties acknowledge that damages for such failure to deliver Gas or to cause the Reserved Tolling Capability to operate are difficult or impossible to determine or otherwise obtaining an adequate remedy is inconvenient and the damages calculated under this Section 19.01(b) constitute a reasonable approximation of the harm or loss.

      19.02 DUTY TO MITIGATE

      Notwithstanding any other provision of this Agreement, each Party has a duty to mitigate damages and covenants that it will use commercially reasonable efforts to minimize any damages it may incur as a result of the other Party's performance or non-performance.

                          ARTICLE XX - INDEMNIFICATION

      20.01 INDEPENDENCE'S INDEMNIFICATION

      Independence shall indemnify, defend and hold harmless Purchaser and its Affiliates and their officers, trustees, directors, employees and agents from and against any and all claims, demands, suits, losses, damages, liabilities, costs and expenses (including reasonable attorney's fees and costs of investigation) for damage to the tangible property of third parties and injury to or death of persons (other than Purchaser's employees and Independence's employees) to the extent caused by, arising out of or relating to the gross negligence or willful misconduct of Independence in connection with or resulting from Independence's performance or breach of this Agreement.

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      20.02 PURCHASER'S INDEMNIFICATION

      Purchaser shall indemnify, defend and hold harmless Independence and its Affiliates and their officers, directors, trustees, employees and agents from and against any and all claims, demands, suits, losses, damages, liabilities, costs and expenses (including reasonable attorney's fees and costs of investigation) for damage to tangible property of third parties and injury to or death of persons (other than Independence's employees or Purchaser's employees) to the extent caused by, arising out of or related to the gross negligence or willful misconduct of Purchaser in connection with or resulting from Purchaser's performance or breach of this Agreement.

      20.03 INDEMNIFICATION PROCEDURES

            (a) A Party which becomes entitled to indemnification under this Agreement (the "Indemnified Party") shall give written notice to the other Party (the "Indemnifying Party") of the occurrence of the events which give rise to such right of indemnification within 30 Days of the Indemnified Party becoming aware of the occurrence thereof. Such notice shall describe the claim, the basis thereof and shall indicate an estimate of the amount of the claim. To the extent that the Indemnifying Party is prejudiced by any failure of the Indemnified Party to provide such notice, such notice shall be a condition precedent to the liability of the Indemnifying Party under this Article XX.

            (b) At the Indemnified Party's request, the Indemnifying Party shall, at its cost and expense, defend (with counsel reasonably acceptable to the Indemnified Party) any suit asserting a claim against the Indemnified Party with respect to which the Indemnified Party is entitled to indemnification hereunder, and shall pay all costs and expenses incurred by the Indemnified Party to enforce its right to indemnification. The Indemnified Party may, at its own expense, retain separate counsel and participate in the defense of any such suit. Neither Party may settle or compromise a claim or suit without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

      20.04 SURVIVAL

      The indemnification obligations of each party under this Article XX shall not be limited in any way by any limitation on insurance, by the amount or types of damages, or by any compensation or benefits payable by the parties under Worker's Compensation Acts, disability benefit acts or other employee acts or otherwise. The provisions of this Article XX shall survive termination, cancellation, suspension, completion or expiration of this Agreement.

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                    ARTICLE XXI - ASSIGNMENT AND SUCCESSION

      21.01 ASSIGNMENT

            (a) This Agreement and all of the provisions hereof shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, except to an Affiliate or successor, by either Party hereto, whether by operation of law or otherwise, without the prior written consent of the other Party, which consent may not be unreasonably withheld or delayed. No assignment of all or any portion of the rights, interests or obligations permitted pursuant to the immediately preceding sentence shall relieve or discharge the assignor from any of its obligations under this Agreement without the prior written consent of the non-assigning Party, which consent shall not be unreasonably withheld or delayed. Any assignment of this Agreement in violation of the foregoing shall be, at the option of the non-assigning Party, void.

            (b) Notwithstanding the foregoing provisions of Section 21.01(a),
(i) Purchaser may assign all or any portion of its rights and obligations hereunder to any of its Affiliates, (ii) Independence may assign all or any portion of its rights and obligations hereunder to any of its Affiliates (including, without limitation, Sithe Power Marketing, L.P., a Delaware limited partnership), and (iii) Independence may assign, transfer, pledge or otherwise dispose of its rights and interests hereunder to a trustee or lending institution for the purposes of financing or refinancing any of its assets, including upon or pursuant to the exercise of remedies with respect to such financing or refinancing, or by way of assignments, transfers, pledges or other dispositions in lieu thereof, provided, however, that no such assignment of all or any portion of the rights, interests or obligations of a party pursuant to this Section 21.01(b) shall relieve or discharge the assignor from any of its obligations under this Agreement unless the non-assigning Party consents to such release or discharge in accordance with Section 21.01(a). With respect to clause
(iii) of this Section 21.01(b), Purchaser agrees to execute and deliver such documents as may be reasonably necessary to accomplish any such assignment, transfer, pledge or other disposition of rights hereunder, so long as Purchaser's rights under this Agreement are not thereby altered, amended, diminished or otherwise impaired.

                          ARTICLE XXII - FORCE MAJEURE

      22.01 FORCE MAJEURE

            (a) The term "Force Majeure" shall mean causes beyond the reasonable control of, and without the fault or negligence of the Party claiming Force Majeure, including, but not limited to, acts of God; strikes and other labor

                    *** CONFIDENTIAL TREATMENT REQUESTED *** disturbances; earthquakes; storms; fires; lightning; epidemics; wars; riots or civil disturbances; sabotage or condemnation or other similar acts. Notwithstanding the foregoing, under no circumstances shall Force Majeure include any of the following: (i) any reduction, curtailment or interruption of generation or operation of the Facility, whether in whole or in part, which reduction, curtailment or interruption is caused by or arises from the negligence or willful misconduct of the affected Party or any third party vendor or supplier to the Facility of materials, equipment, supplies or services; (ii) changes in market conditions that affect the cost of or demand for Energy, Ancillary Services or Gas; (iii) any NYISO or other grid constraint affecting the transmission of energy by Purchaser from the Electric Delivery Point; (iv) derating of the Facility, unless such derating is due to a Force Majeure event;
(v) change in Law; (vi) failure of a Party to obtain and maintain any governmental approval, (vii) any failure or Outage of the Facility the cause of which cannot be determined through reasonable diligence; (viii) any failure or outage of the Facility that is due to a latent or patent defect or inadequacy in the generation equipment comprising the Facility; (ix) any failure or outage of the Facility that is due to the improper or negligent maintenance, installation, delivery, or design of the Facility; (x) the unavailability of equipment, goods, or services that could have been avoided by the observance of Good Electrical Practices or (ix) causes or events affecting the performance of third-party suppliers of goods or services to the Facility or to Independence except to the extent caused by an event that otherwise is an event of Force Majeure as specified in this Section 22.01(a).

            (b) If either Party because of Force Majeure is rendered wholly or partly unable to perform its obligations under this Agreement, except for a Party's obligation to make payments under this Agreement (which shall not be excused), that Party shall be excused from whatever performance is affected by the Force Majeure to the extent so affected, provided that the Party whose performance under this Agreement is affected by an event of Force Majeure (i) gives the other Party notice of the occurrence of such Force Majeure event as soon as possible, and (ii) uses all commercially reasonable efforts to remedy the cause(s) and effect(s) of such Force Majeure event with all reasonable dispatch. If an event of Force Majeure results in an Outage of the Facility, Independence shall use commercially reasonable efforts to remedy the cause(s) and effect(s) of such Force Majeure event with all reasonable dispatch, including, if necessary, the reconstruction, repair or replacement of all or a portion of the Facility utilizing the proceeds of insurance required pursuant to
Article XV. The affected Party shall not be obligated to undertake unreasonable or uneconomic costs or burdens, including the settlement of strikes or labor disturbances on terms other than are acceptable to such Party in its sole discretion, in order to overcome the effects of the Force Majeure and reinstate full performance of its Agreement obligation.

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

                             ARTICLE XXIII - TAXES

      23.01 TAXES - POWER

            (a) Purchaser is liable for and shall pay, cause to be paid, reimburse Independence if Independence has paid, or pay to Independence if Independence is required by Law to pay to a taxing or other Governmental Authority, or to any other entity, all Taxes arising out of or related to Independence's performance in providing Tolling Services or Ancillary Services under this Agreement including (i) any Taxes imposed or collected by a taxing authority with jurisdiction over Purchaser, and (ii) any Taxes imposed on the delivery or sale of Energy or Ancillary Services to Purchaser, or Purchaser's possession, transportation, consumption, use, sale or other disposition of the Energy or Ancillary Services; provided, however, that Purchaser shall not be responsible for the payment of any Taxes levied on or with respect to Independence's personal or real property.

            (b) Each Party will provide the other Party upon written request a certificate of exemption or other reasonably satisfactory evidence of exemption if any exemption from or reduction of any Tax is applicable. Each Party will exercise commercially reasonable efforts to obtain and to cooperate in obtaining any exemption from or reduction of any Tax.

      23.02 TAXES - GAS

            (a) Purchaser is liable for and shall pay, or cause to be paid, or reimburse Independence if Independence has paid, all Taxes applicable to Gas provided by Purchaser pursuant to Section 8.01(a) this Agreement including (i) any Taxes imposed or collected by a taxing authority with jurisdiction over Independence, and (ii) any Taxes imposed on the delivery or sale of Gas to Independence, on Independence's possession, transportation, consumption use, sale or other disposition of the Gas.

            (b) The price specified in Section 8.02 for Gas delivered pursuant to Section 8.01(b) includes full reimbursement to Purchaser for all Taxes applicable to the Gas sold hereunder upstream of the Gas Facility Point, including all Taxes applicable to the Gas sold hereunder prior to the Gas Facility Point or applicable as a result of the transfer of title to the Gas sold hereunder, but excluding all Taxes applicable to the Gas sold hereunder downstream of the Gas Facility Point and except in each case to the extent that the Tax is assessed due to any subsequent sale by Independence of such Gas. All Taxes incurred in or attributable to the production, sale, and delivery, handling, or transportation of the Gas sold and delivered pursuant to Section 8.01(b) of this Agreement (or otherwise caused by or attributable to such Gas) prior to the Gas Facility Point (including all Taxes applicable to the Gas sold hereunder prior to the Gas Facility Point or applicable as

                    *** CONFIDENTIAL TREATMENT REQUESTED *** a result of the transfer of title to the Gas sold hereunder) shall be the responsibility of Purchaser and Purchaser shall indemnify, defend, and hold Independence and its officers, directors, employees, agents, and partners harmless from and against all such Taxes. Any liability for the New York State Tax on Natural Gas Importers under ss.189 of the New York Tax Law, or any similar taxes enacted in place of the Sec. 189 Taxes (together, the "Sec. 189 Taxes"), which are assessed as a result of the location of any Gas Delivery Point outside of New York State shall be the responsibility of Purchaser and Purchaser shall indemnify, defend, and hold Independence and its officers, directors, employees, agents, and partners harmless from and against all such Taxes. Except as provided in the Gas Supply Agreement and with respect to Sec. 189 Taxes, all Taxes incurred in or attributable to the purchase and transfer, handling, or transportation of the Gas purchased and received pursuant to
Section 8.01(b) of this Agreement (or otherwise caused by or attributable to such Gas) after the Gas Facility Point shall be the responsibility of Independence, and Independence shall indemnify, defend, and hold Purchaser and its officers, directors, employees, agents, and shareholders harmless from and against all such Taxes. Except as provided in the Gas Supply Agreement, all sales, transfer, and use Taxes (if any) applicable to the sale or transfer of Gas pursuant to Section 8.01(b) of this Agreement at the Gas Facility Point shall be borne 50% each by Independence and Purchaser. Each of Purchaser and Independence shall apply for, and shall cooperate with the other in applying for, such exemption and other certificates as the other reasonably may request to eliminate the necessity of paying, collecting, or withholding any such Taxes.

      23.03 COOPERATION

      The Parties agree to use commercially reasonable efforts to mitigate the Parties' exposure to Taxes which could be imposed on either Party as a result of this Agreement.

                          ARTICLE XXIV - MISCELLANEOUS

      24.01 GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles). Each of Purchaser and Independence hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

      24.02 SUBMISSION TO JURISDICTION

      Each of the Parties hereby irrevocably and unconditionally:

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

            (b) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 24.07, or at such other address of which the other Party shall have been notified pursuant thereto; and

            (c) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by Law.

      24.03 HEADINGS

      The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only and are not intended to affect the meaning, interpretation or construction of this Agreement.

      24.04 WAIVER

      Except as otherwise provided in this Agreement, any failure of a Party to comply with any obligation, covenant, agreement or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of the first Party to comply with such obligation, covenant, agreement or condition.

      24.05 SEVERABILITY

      Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      24.06 ENTIRE AGREEMENT

      This Agreement constitutes the entire understanding between the Parties, and supersedes any and all previous understandings, oral or written, with respect to the subject matter hereof.

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

      24.07 NOTICES

      Any notice, request, demand, statement or payment provided for in this Agreement shall be in writing and shall be made as specified below; provided, however, that notices of interruption may be provided verbally, effective immediately and confirmed in writing and, provided further, that any Scheduling shall be done pursuant to the Scheduling and Operating Procedures. Invoices may be sent by facsimile. A notice sent by facsimile transmission will be recognized and shall be deemed received on the Business Day on which such notice was transmitted if received before close of business (and if received after close of business, on the next Business Day) and a notice by overnight mail or courier shall be deemed to have been received two Business Days after it was sent or such earlier time as is confirmed by the receiving Party unless it confirms a prior verbal communication, in which case any such notice shall be deemed received on the Day sent.

To Purchaser:

NOTICES & CORRESPONDENCE:                         PAYMENTS & INVOICES:
Dynegy Power Marketing, Inc.                      Bank One, NA-Chicago
P.O. Box 4777                                     For the Account of:
Houston, Texas 77210-4777                         Dynegy Power Marketing, Inc.
                                                  Account #/CHIPS UID: 552-7651
Street Address: (courier delivery)                Fed. ABA #:     071000013
1000 Louisiana, Suite 5800
Houston, Texas 77002-5050

Attention:        Gerardo P. Manalac

Telephone No.:    (713) 507-6438

Facsimile No.:    (713) 507-6538

To Independence:

NOTICES & CORRESPONDENCE:                      PAYMENTS BY WIRE TRANSFER:
Sithe/Independence Power Partners, L.P.        All payments made by Purchaser
P.O. Box 1046                                  to Independence shall be made
76 Independence Way                            directly to the account entitled
Oswego, New York 13126                         "Project Revenue Fund"
Attention:  General Manager                    maintained by Independence with
Facsimile:  (315) 342-8425                     The Bank of New York, Account
                                               No. 229289, 101 Barclay Street,
                                               Floor 21W, New York, New York,
                                               10286, or to such

                     ***CONFIDENTIAL TREATMENT REQUESTED***

with a copy to:                                other person or account as shall
                                               be specified from time to time
Sithe/Independence Power Partners, L.P         by Independence to Purchaser in
c/o Sithe Energies, Inc.                       writing. Any payments being
335 Madison Avenue                             wired to the above-referenced
28th Floor                                     account should be directed to
New York, New York 10017                       ABA 021000018; The Bank of New
Attention:  General Counsel                    York; Corporate Trust/GLA
Facsimile:  (212) 351-0800                     111-565; for further credit to
                                               TAS Account 229289; REF: Sithe
                                               Independence PWR Project Revenue
                                               Fund.

From time to time either Party may change the foregoing addresses and payment information by sending written notice of such change in accordance with this Section.

      24.08 CONFIDENTIALITY

            (a) "Confidential Information" shall be any information or data exchanged by the Parties relating to the trading and marketing activities of either Party, the bids and Schedules submitted directly or indirectly to the NYISO pursuant to this Agreement or daily advisory billing statements and monthly billing statements received from the NYISO related to the Facility (including non-public information related thereto communicated to a Party from the NYISO). Confidential Information shall not include information:

                  (i) which was developed by the Receiving Party and was contained in a writing in the Receiving Party's possession before its receipt from the other Party;

                  (ii) which at the time of its disclosure to the Receiving Party is, or thereafter becomes, through no act or failure to act on the part of the Receiving Party, part of the public domain;

                  (iii) which has been rightfully furnished to the Receiving Party by a third party without restriction on disclosure or use and not in violation of any rights of, or obligations to, the other Party.

      The occurrence of any of the above exceptions shall not be construed as an express or implied grant of any rights under any of the other Party's patents or other intellectual property rights. For the purposes of this Section 24.08, a Party that receives Confidential Information from the other Party shall be referred to as the "Receiving Party."

                     ***CONFIDENTIAL TREATMENT REQUESTED***

            (b) No Receiving Party shall disclose or use Confidential Information received from the other Party for any purpose other than in connection with the performance of its obligations under this Agreement, without the prior written consent of the other Party. The Receiving Party agrees to utilize with respect to received Confidential Information the same standards and procedures which it applies to protection of its own confidential information, but not less than reasonable care.

            (c) Each Party will limit access to received Confidential Information to those of its owners, affiliates, directors, officers, employees, attorneys, lenders, contractors, suppliers, agents, and consultants who need to know about or participate in the performance of its obligations under this Agreement. Each Party agrees to (i) inform each of its owners, affiliates, directors, officers, employees, attorneys, lenders, contractors, suppliers, agents, and consultants who receive Confidential Information of the confidential nature thereof and of the obligations imposed by this Agreement, and (ii) each Party shall remain primarily liable to the other for unauthorized use or disclosure of received Confidential Information by its owners, affiliates, directors, officers, employees, attorneys, lenders, contractors, suppliers, agents or consultants receiving such information.

            (d) Notwithstanding Section 24.08(c), Independence shall not disclose Confidential Information to individuals who are actively involved in material marketing and trading activities in the markets administered by the NYISO; provided that Independence may designate by notice to Purchaser up to two individuals for receipt of Confidential Information who have responsibilities related to the Facility and associated contracts (including this Agreement) and who are engaged in material marketing and trading activities in the markets administered by the NYISO; provided further that Independence shall take all reasonable precautions to ensure that such designated individuals do not utilize Confidential Information in their marketing and trading activities; and provided further that information related to transmission congestion contracts or Installed Capacity contained in daily advisory billing statements and monthly billing statements received from the NYISO related to the Facility shall not be considered Confidential Information for purposes of this Section 24.08(d) only. Such individuals will not be provided access to the results of the NYISO's Day-Ahead Market bidding process undertaken by Purchaser under this Agreement and the Energy Management Agreement, unless and until Independence's Facility operating personnel (who will have daily access to such results) (i) have identified a problem or material issue regarding such results, (ii) have attempted to discuss the problem or material issue with Purchaser, and (iii) following such discussions, have been unable to resolve the problem or material issue.

            (e) Notwithstanding Section 24.08(c), Purchaser shall not disclose information related to transmission congestion contracts or Installed Capacity

                     ***CONFIDENTIAL TREATMENT REQUESTED***
contained in daily advisory billing statements and monthly billing statements received from the NYISO related to the Facility to individuals who are actively involved in material marketing and trading activities in the markets administered by the NYISO.

            (f) Each Party may disclose Confidential Information to third parties or other Governmental Authorities, including NYISO, to the extent such disclosures are contemplated in and required by the Parties in connection with the performance of their obligations under this Agreement. Each Party may also disclose Confidential Information which it is legally required to furnish to comply with a subpoena or other legal process of a Governmental Authority, provided that the disclosing Party shall use reasonable efforts to limit such disclosure and to obtain confidential treatment of such Confidential Information.

            (g) The provisions of this Section 24.08 shall survive expiration, cancellation, or termination of this Agreement. Each Party agrees to be bound by the confidentiality obligations herein for a period of five (5) years from expiration, cancellation or termination.

      24.09 COUNTERPARTS

      This Agreement may be executed in counterparts, all of which shall constitute one and the same Agreement and each of which shall be deemed to be an original.

      24.10 NO OFFSET

      Except as provided in Section 12.05, the amounts due Purchaser from Independence and the amounts due Independence from Purchaser shall constitute separate and independent obligations and may not be offset or net against each other or offset or net against any other amounts due between the Parties (whether under this Agreement or otherwise).

      24.11 OTHER ACTIVITIES

      The Parties acknowledge and agree that either Party or its Affiliates may engage in competitive activities, including, on the part of Independence and its Affiliates, the possible expansion of the Facility or construction of a new generating facility adjacent to the Facility; provided, however, that such activities shall not interfere with the Party's ability to perform its obligations under this Agreement.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

                                         SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                                         BY: SITHE/INDEPENDENCE, INC.,
                                             ITS GENERAL PARTNER

                                         By: /s/ Sandra J. Manilla
                                            -------------------------------
                                         Name: Sandra J. Manilla
                                         Title: Vice President and Treasurer


                                         DYNEGY POWER MARKETING, INC.

                                         By:    /s/ Miles Allen
                                           --------------------------------
                                         Name: Miles Allen
                                         Title: Vice President

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 3.01(A)

CONTRACT TOLLING CAPABILITY

The Contract Tolling Capability for any Month shall be equal to the amount set forth in Table 3.01 below:

------------------------- ----------------------------
MONTH                     CONTRACT TOLLING
                          CAPABILITY (MW)
------------------------- ----------------------------
January                   [***]
------------------------- ----------------------------
February                  [***]
------------------------- ----------------------------
March                     [***]
------------------------- ----------------------------
April                     [***]
------------------------- ----------------------------
May                       [***]
------------------------- ----------------------------
June                      [***]
------------------------- ----------------------------
July                      [***]
------------------------- ----------------------------
August                    [***]
------------------------- ----------------------------
September                 [***]
------------------------- ----------------------------
October                   [***]
------------------------- ----------------------------
November                  [***]
------------------------- ----------------------------
December                  [***]
------------------------- ----------------------------

EXHIBIT 3.01(B)

RESERVED TOLLING CAPABILITY

The Reserved Tolling Capability for each Month shall be equal to [***] MW.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 5.01

TABLE 5.01 START-UP DATA

-----------------------------------------------------------------------------------------------------------------
                                                                            ENERGY PRODUCED***
                                                     FUEL CONSUMED**        (MWH)
                               TIME TO FULL LOAD*                           ---------------- --------------------
                               (HOURS)               (MMBTU)                GAS TURBINE      STEAM TURBINE
-----------------------------------------------------------------------------------------------------------------
Start-up of one CT in Block when other CT and ST are not operating
-----------------------------------------------------------------------------------------------------------------
         Cold                  [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
         Warm                  [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
         Hot                   [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
Start-up of one CT in Block when other CT and ST are operating
-----------------------------------------------------------------------------------------------------------------
         Cold                  [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
         Warm                  [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
         Hot                   [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
Start-up of an entire Block
-----------------------------------------------------------------------------------------------------------------
         Cold                  [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
         Warm                  [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
         Hot                   [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
Start-up of entire Facility
-----------------------------------------------------------------------------------------------------------------
         Cold                  [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------
         Hot                   [***]                          [***]             [***]             [***]
-----------------------------------------------------------------------------------------------------------------

* Including supplemental firing
** The Start-up Gas amounts identified in this table are guaranteed by Independence For purposes of this Agreement, the term "Start-up Gas" refers to the amounts listed in this table.
*** Energy produced will be reduced by the amount of Energy delivered to Alcan during Start-up.

As used in this table, "CT" means one combustion turbine/generator set, "ST" means one steam turbine/generator set and "Block" means 2 CTs and one ST.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 5.02(A)

I. DAILY OPERATING PROCEDURE

The following table lists the primary interactions and communications as between Purchaser, Independence and the NYISO for deliveries on a hypothetical Day 3 (for example, if the delivery date, Day 3, were Wednesday, Days 1 and 2 would be Monday and Tuesday in this example). The Parties shall comply with the communications deadlines set forth in the table. Note that pursuant to Section 10.01(a), Independence shall initially be responsible for the submission of all NYISO Bids. Pursuant to Section 10.01(b), at some point during the Contract Term, Purchaser may take over responsibility to submit the NYISO Bids. The Daily Operating Procedures set forth in this Exhibit 5.02(A)(I) describe a process pursuant to which Purchaser submits all NYISO Bids. Until Purchaser takes over responsibility to submit all NYISO Bids, the Parties will work together to effectuate the requirements of this Exhibit 5.02(A)(I) with Independence submitting all NYISO Bids.

Operating activities pursuant to this Exhibit 5.02(A) shall not result in any operations of the Facility that conflict with the requirements of Exhibit 5.02(B).

The Daily Operating Procedures set forth in this Exhibit 5.02(A) may be modified from time to time by mutual agreement of the Parties without requiring amendment to this Agreement; provided such modified procedures are not inconsistent with this Agreement or the Energy Management Agreement.

-------------------------------------------------------------------------------------------------------------------------------
              EASTERN PREVAILING                                                                             PARTY/ENTITY
   STEP              TIME                                          TASK                                      RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------------
     1       Day 1, by no later     Independence shall notify Purchaser of the following for            Independence
             than 10:00             operations on Day 3, in the format attached hereto as Section II
                                    ("Available Tolling Capability Notice"):

                                    (1)      Anticipated hourly output of the Facility available for
                                             Tolling Services under this Agreement ("Available
                                             Tolling Capability");
                                    (2)      The Minimum Output Capability;
                                    (3)      The Reserved Capability;
                                    (4)      The estimated amounts of Start-up
                                             Gas (if applicable), Gas required
                                             to operate the portion of the
                                             Reserved Capability designated by
                                             Independence as its
-------------------------------------------------------------------------------------------------------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

------------------------------------------------------------------------------------------------------------------------------------
                                          minimum output requirement ("Minimum Output Requirement"), Gas required to operate the Facility at the output level associated with the Reserved Capability, Gas required at the output level associated with the Available Tolling Capability, Gas require to operate the Facility at the Minimum Output Capability, and the
                                          total Gas required at full output;
                                    (5)   The amount of Installed Capacity sold from the Facility into the
                                          New York Control Area; and
                                    (6)   the number of combustion turbine/generator sets available for dispatch in combined cycle mode.

------------------------------------------------------------------------------------------------------------------------------------
   2     Day 1 by no later than     Purchaser shall provide Independence with an estimate of the Gas Price Index    Purchaser
         15:00
------------------------------------------------------------------------------------------------------------------------------------
   3     Day 1 between 15:00 and    Independence shall notify Purchaser of its desire to operate the Facility at    Independence
         17:00                      the Minimum Output Requirement and of its intent to schedule bilateral sales to Niagara Mohawk for Day 3 under the Niagara Mohawk Power Purchase Agreement with respect to all or a portion of the Reserved Capability. Whenever any portion of the Facility is operating (including whenever any portion of the
                                    Reserved Tolling Capability is operating), Purchaser must cause up to 44 MW of the Reserved Capability to be dispatched, at Independence's direction, either in the DAM or pursuant to the Niagara Mohawk Power Purchase Agreement.

                                    From time to time, Independence may notify Purchaser of its desire to operate all or a portion of the Reserved Tolling Capability during designated hours to effectuate a physical hedge against its financial obligations associated with the Market Price.
------------------------------------------------------------------------------------------------------------------------------------
   4     Day 2, by no later than    Purchaser shall provide Independence with its best estimate by hour of the      Purchaser
         12:00                      actual anticipated
------------------------------------------------------------------------------------------------------------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

------------------------------------------------------------------------------------------------------------------------------------
                                    dispatch schedule ("Anticipated Dispatch Schedule") that shall include
                                    Scheduled Energy commitments for Day 3 operations and required notices of bilateral sales as soon as practicable after the NYISO posts the results of the Day-Ahead Market bidding process. Subject to the requirements of Section
                                    24.08, Independence shall have the right to access the results of the
                                    NYISO's Day-Ahead Market bidding process directly on the NYISO web site.
------------------------------------------------------------------------------------------------------------------------------------
   5     Day 2 between 12:00 and    If the Anticipated Dispatch Schedule does not show dispatch of the Facility     Independence
         13:00 or within one hour   at the Minimum Output Requirement or greater during all hours and
         of Purchaser completing    Independence desires to operate the Facility at the Minimum Output
         step two.                  Requirement during such period, Independence shall notify Purchaser that it will require Gas to operate the Facility at the Minimum Output Requirement in the Hour-Ahead Market ("HAM"). Such notification will be defined as
                                    "Minimum Generation Dispatch."

                                    If the Anticipated Dispatch Schedule does not dispatch the Facility,
                                    Independence shall notify Purchaser if it will require Gas to operate the auxiliary boilers or notify Purchaser that Independence will not require Gas to operate the Facility.
------------------------------------------------------------------------------------------------------------------------------------
   6     Day 2, as early as         Independence estimates Gas requirements for Day 3 operations based on the       Independence
         reasonably practicable,    Anticipated Dispatch Schedule.  The Gas estimates will include all of the Gas
         but no later than 13:00    required for all of the activities described in Section 8.01(b), whether such
         or within one hour of      Gas is provided pursuant to the Tolling Agreement or the Gas Supply Agreement.
         Purchaser completing
         step two.
------------------------------------------------------------------------------------------------------------------------------------
   7     Day 2, as early as         Purchaser confirms Gas delivery arrangement and notifies Independence.          Purchaser
         reasonably practicable
         but no later than 14:00
         PM
------------------------------------------------------------------------------------------------------------------------------------
   8     Day 2, and                 Purchaser throughout the applicable Days may                                    Purchaser
------------------------------------------------------------------------------------------------------------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

------------------------------------------------------------------------------------------------------------------------------------
         Day 3                      inquire of Independence of the operational configuration of the Facility to enable Purchaser to formulate its HAM bids.

                                    Purchaser submits HAM bids throughout the applicable Days. If Purchaser instructs Independence to dispatch differently than Purchaser instructed
                                    Independence under Step 4, Purchaser must confirm revised Gas delivery arrangements and notify Independence.

                                    Case 1- If Purchaser in Step 4 provides Independence with an Anticipated
                                    Dispatch Schedule greater than the Minimum Output Requirement and
                                    Independence in Step 5 notifies Purchaser of its desire to operate the
                                    Facility at the Minimum Output Requirement, Purchaser shall dispatch the
                                    Facility in either the DAM or HAM to ensure that the NYISO Directed Operation will be at least equal to the Minimum Output Requirement.

                                    Case 2- If the Anticipated Dispatch Schedule provided by Purchaser in Step 4 does not dispatch the Facility at the Minimum Output Requirement and
                                    Independence notifies Purchaser under Step 5 that it will require Gas to operate at the Minimum Output Requirement in the HAM, Purchaser shall submit
                                    HAM bids to ensure that the NYISO Directed Operation will be at least equal to the Minimum Output Requirement.  If under this Case 2,  Purchaser instructs Independence to dispatch the Facility at a level greater than the
                                    Minimum Output Requirement, Purchaser must confirm revised Gas delivery arrangements and notify Independence.
------------------------------------------------------------------------------------------------------------------------------------
   9     Day 2, commencing 23:45    Purchaser shall provide Independence with a revised Anticipated Dispatch        Purchaser
         and continuing through     Schedule for the balance of Day 3 at least ten minutes before the top of the
         Day 3                      hour to the extent Purchaser, at its sole discretion, believes that dispatch will be
------------------------------------------------------------------------------------------------------------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***


------------------------------------------------------------------------------------------------------------------------------------
                                    different from the schedule submitted in Step 4.
------------------------------------------------------------------------------------------------------------------------------------
   10    Day 3, commencing 0:00     Independence operates in accordance with NYISO Directed Operation.              Independence
         AM (Operating Day)
------------------------------------------------------------------------------------------------------------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

II. Available Tolling Capability Notice

                       AVAILABLE TOLLING CAPABILITY NOTICE
                              INDEPENDENCE STATION

GENERATION DATE:
ISSUED BY:

------------------------------------------------------------------------------------------------------------------------------------
Hour begin-  Avail-   Minimum  Reser-    Esti-    Esti-       Esti-        Esti-        Esti-     Esti-       Instal-      Number of
ning         able     Tolling  ved Capa- mated    mated Gas   mated Gas    mated Gas    mated Gas mated Gas   led Capacity combus-
             Tolling  Capa-    bility    Start-   for Minimum for Reser-   for Avail-   for full  for Minimum sold into    tion
             Capa-    bility   (MW)      up Gas   Output      ved Capa-    able Tolling output    Tolling     New York     turbine/
             bility   (MW)              (MMBtu)   Require     bility only  Capa-        (MMBtu)   Capa-       Control      gener-
              (MW)                                -ment only  MMBtu)       bility only            bility only Area         ator sets
                                                  MMBtu)                   (MMBtu)                (MMBtu)     (MW)         avail-
                                                                                                                           able
------------------------------------------------------------------------------------------------------------------------------------
0:00
------------------------------------------------------------------------------------------------------------------------------------
1:00
------------------------------------------------------------------------------------------------------------------------------------
2:00
------------------------------------------------------------------------------------------------------------------------------------
3:00
------------------------------------------------------------------------------------------------------------------------------------
4:00
------------------------------------------------------------------------------------------------------------------------------------
5:00
------------------------------------------------------------------------------------------------------------------------------------
6:00
------------------------------------------------------------------------------------------------------------------------------------
7:00
------------------------------------------------------------------------------------------------------------------------------------
8:00
------------------------------------------------------------------------------------------------------------------------------------
9:00
------------------------------------------------------------------------------------------------------------------------------------
10:00
------------------------------------------------------------------------------------------------------------------------------------
11:00
------------------------------------------------------------------------------------------------------------------------------------
12:00
------------------------------------------------------------------------------------------------------------------------------------
13:00
------------------------------------------------------------------------------------------------------------------------------------
14:00
------------------------------------------------------------------------------------------------------------------------------------
15:00
------------------------------------------------------------------------------------------------------------------------------------
16:00
------------------------------------------------------------------------------------------------------------------------------------
17:00
------------------------------------------------------------------------------------------------------------------------------------
18:00
------------------------------------------------------------------------------------------------------------------------------------
19:00
------------------------------------------------------------------------------------------------------------------------------------
20:00
------------------------------------------------------------------------------------------------------------------------------------
21:00
------------------------------------------------------------------------------------------------------------------------------------
22:00
------------------------------------------------------------------------------------------------------------------------------------
23:00
------------------------------------------------------------------------------------------------------------------------------------

Comments:

                     ***CONFIDENTIAL TREATMENT REQUESTED***

III.     Sample NYISO Bid Form

                                  GENERATOR BID

GENERATOR NAME:

--------------------------------------------------------------------------------------------------
Bid Date                               Number of Hours       Market      Expiration (DAM Only)
--------------------------------------------------------------------------------------------------

(mm/dd/yyyy hh:mm)                                                       (mm/dd/yyyy hh:mm)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          ENERGY BID
--------------------------------------------------------------------------------------------------
Upper Operating Limit                    Minimum Generation               Minimum Generation Cost
(MW)                                     (MW)                             ($)
--------------------------------------------------------------------------------------------------
==================================================================================================
Bid-Curve Format                         Unit Operations
--------------------------------------------------------------------------------------------------
|_|  Block Bid (3 Pairs Max)                |_|  On-Dispatch              |_|  Zero Start-Up Cost

|_|  Energy Cost Curve (6 Pairs Max)        |_|  Off-Dispatch
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                          BID CURVE
--------------------------------------------------------------------------------------------------
MW (Basepoint)

--------------------------------------------------------------------------------------------------
$/MW

--------------------------------------------------------------------------------------------------

[NOTES:

      -     Not Available to Purchaser:

                  1. On - Dispatch operation

      - Note that the generation parameters for the Independence facility as on file with the NYISO are set forth in the form attached hereto as
            Section V to this Exhibit 5.02(A).]

                     ***CONFIDENTIAL TREATMENT REQUESTED***

IV.
                         GENERATOR COMMITMENT PARAMETERS

GENERATOR:

Last Changed by:                    Last Changed Date:
------------------------------------------------------------
Minimum Run Time (hrs)
------------------------------------------------------------
Minimum Down Time (hrs)
------------------------------------------------------------
Maximum Stops per Day
------------------------------------------------------------
Start up Notification Time (hrs)
------------------------------------------------------------

                               STARTUP COST CURVE
--------------------------------------------------------------------------------
Hours Off Line
--------------------------------------------------------------------------------
Startup Cost ($)
--------------------------------------------------------------------------------

                         STARTUP NOTIFICATION TIME CURVE
--------------------------------------------------------------------------------
Hours to Start
--------------------------------------------------------------------------------
Hours Off Line
--------------------------------------------------------------------------------

[NOTE: This form may be modified with the NYISO on a daily basis.]

                     ***CONFIDENTIAL TREATMENT REQUESTED***

V.

NOTE: THIS FORM IS NOT BINDING AND IS SET FORTH HEREIN FOR INFORMATIONAL PURPOSES ONLY.

                              GENERATOR PARAMETERS

Generator Name: SITHE_INDEPEND                                    Generator
Type: PURPA GENERATOR      NERC Unit ID:
Zone Name: CENTRL          Subzone Type: NMPC CENTRAL             Active: |X|

Contact Information
Name: Bill Fernandez                          Address: Sithe Power Marketing, LP
Primary Phone: 315-342-8410                            76 Independence Way
Secondary Phone:                                       Oswego
Fax: 315-342-8425                                      New York, 13126
E-Mail: bfernandez@sithe.com
Pager:

PTID: 23800
Max Summer Operating Limit: 1102.0
Max Winter Operating Limit: 1102.0
Summer Installed Capacity Contracts:  914.9
Winter Installed Capacity Contracts: 1022.9
Physical Min Gen MW:  160.0
Emergency Response Rate: 11.1 (MW/MIN)
Normal Response Rate: 11.1 (MW/MIN)
Max Regulation Response Rate: 11.1 (MW/MIN)
Penalty Factor: 1.0
Power Factor: 1.0
AVR Qualified: |X|

----------------------------
     Unit VAR Capability
          Leading
----------------------------
     MW           MVAR
----------------------------

----------------------------

----------------------------

     Unit VAR Capability
          Lagging
----------------------------
     MW           MVAR
----------------------------

----------------------------

QUALIFIED TO BID

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                    DAY AHEAD MARKET

|X| Fixed Energy                    |X| Dispatch Energy
|X| Regulation Control
|_| 10 Minute Non-Synch             |X| 10 Minute Spinning
|X| 30 Minute Non-Synch             |X| 30 Minute Spinning

[NOTE THAT INDEPENDENCE IS NOT CAPABLE OF PROVIDING REGULATION CONTROL AND 30 MINUTE NON-SYNCH.]

                    HOUR AHEAD MARKET

|X| Fixed Energy                    |X| Dispatch Energy
|X| Regulation Control
|_| 10 Minute Non-Synch             |X| 10 Minute Spinning
|X| 30 Minute Non-Synch             |X| 30 Minute Spinning

[NOTE THAT INDEPENDENCE IS NOT CAPABLE OF PROVIDING REGULATION CONTROL AND 30 MINUTE NON-SYNCH.]

[NOTES:

o     This form may be modified only with the concurrence of the NYISO.

o Independence's ability to provide 10-minute spinning reserve service and 30-minute spinning reserve service is currently contingent upon resolution with the NYISO of modified procedures for applicable ramp rates.

o At present, Independence is bid into the NYISO as a single PURPA facility. In addition, the power supplied to Alcan, as measured by a Niagara Mohawk revenue meter, is subtracted from the net generation of Independence, as measured by two Niagara Mohawk revenue meters, to determine and measure the net output of the Facility to the grid (i.e., to the NYISO and Niagara Mohawk). As a single PURPA facility, in general, the amount of energy that the Facility actually produces that is above or below the NYISO Directed Operation level "floats" under the Niagara Mohawk Power Purchase Agreement between 0 MWs and a maximum of 300 MWs. If the Facility is not selected in the DAM and it runs in the HAM, under the Niagara Mohawk Power Purchase Agreement, Niagara Mohawk must purchase up to 300 MWs. As a result, the Facility's participation in the HAM is currently limited to sales under the

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      Niagara Mohawk Power Purchase Agreement of up to 300 MWs. Independence is working with the NYISO with respect to this issue.

o Independence physically has two revenue meters, one for each power block, which are summed for net generation. Independence has commenced initial discussions with the NYISO and Niagara Mohawk on "splitting" into two separate "generators" in the eyes of the NYISO. Issues that need to be resolved are changes in software with Niagara Mohawk and NYISO, modifications to provide proper basepoint signals, how to handle PURPA "float" with Niagara Mohawk and how to deal with Alcan load. As for Purchaser, even if two "generators" to the ISO, Independence would still be considered a single Facility for power output, heat rate, etc. This "splitting" would provide much greater flexibility in how to bid Independence with the ISO.

o There are certain constraints or limitations on how the Facility can be bid into the NYISO market and also meet the Agreement restrictions in number of starts per day, time between starts and startup times, etc. Details will have to be developed between Independence and Purchaser; however, as examples:

o assuming availability of the entire Facility (i.e. all gas and steam turbines available), Independence could bid a minimum generation of nominal 500 MWs with defined startup cost for 4 GTs and run with various combinations thereafter.

o assuming the availability of the entire Facility, if Independence or Purchaser wanted to specify minimum generation and startup cost, etc. with a single GT, then Independence does not believe it is possible to use the cost curve format for bidding up to 1000 MWs.

o assuming availability of the entire Facility, if one bid using the block method of 250, 500 and 1000 blocks, then the minimum generation of 250 reflect that 2 GTs must be operating and the startup costs should reflect the startup of 2 GTs. Then the cost of starting 1 GT for the 500 MW block would have to be incorporated in this block and likewise for the 1000 MW block. Once we see the actual dispatch scenario, since we can operate up to nominal 500 MWs with 2 GTs or operate down to 500 MWs with 4 GTs, the determination of how to actually operate can be determined.]

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 5.02(B)

I. Forecasts and Operating Limitations

1. On or before 5:00 p.m. Eastern Prevailing Time on the tenth Day of each Month, Purchaser shall provide Independence with a forecast of the estimated Energy and Ancillary Services expected to be bid from the Facility for each Day of the following Month, in the form set forth in
      Section II to this Exhibit 5.02(B).

2. On or before 5:00 p.m. Eastern Prevailing Time on each Thursday, Purchaser shall provide Independence with a forecast of the estimated Energy and Ancillary Services to be Scheduled from the Facility for each Day of the following Week in the form set forth in Section II to this Exhibit 5.02(B).

3. On or before 5:00 p.m. Eastern Prevailing Time on the fifteenth Day of each Month, Independence shall provide Purchaser with a forecast of the estimated Available Tolling Capability of the Facility for each Day of the following Month and the estimated Gas requirements associated with the output of the forecast Available Tolling Capability and associated with the output of the Reserved Capability, in the form set forth in Section III to this Exhibit 5.02(B).

4. On or before 5:00 p.m. Eastern Prevailing Time each Friday, Independence shall provide Purchaser with a forecast of the estimated Available Tolling Capability of the Facility for each Day of the following Week and the estimated Gas requirements associated with the output of the forecast Available Tolling Capability and associated with the output of the Reserved Capability, in the form set forth in Section III to this Exhibit 5.02(B).

5. From time-to-time, Independence and/or Purchaser may update the information provided under items 1-4 above to reflect any material changes.

6. In addition to any other limitations or restrictions in accordance with the NYISO Requirements, Purchaser may not include in its Bid Submission, and Independence shall have no obligation to submit a bid to the NYISO that would result in:

      a) more than one Start-up for each combustion turbine/generator set per Day.

      b) a combustion turbine/generator set, once started, running for less than six consecutive hours before a Shutdown.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      c) operation of any combustion turbine/generator set at a level below 55 percent of the actual capability of such combustion turbine/generator set plus its associated steam turbine/generator set ("Minimum Output Capability").

      d) commencement of Start-up procedures of a combustion turbine/generator set less than 4 hours after completion of a Shutdown of such combustion and steam turbine/generator set.

      e) A change in the level of output of any combustion turbine/generator set and its associated steam turbine/generator set at a rate (up or down) greater than 5 MW per minute.

7.    It is expressly acknowledged and agreed that the limitations set forth in item 6 above apply to all bids submitted in the DAM and in the HAM pursuant to Exhibit 5.02(A).

8. It is expressly acknowledged that Independence's ability to provide 10-minute spinning reserve service and 30-minute spinning reserve service is currently contingent upon resolution with the NYISO of modified procedures for applicable ramp rates.

9. As soon as reasonably practicable, each Party will notify the other Party of any material incidents affecting performance under this Agreement, including all Outages and interruptions or curtailments of Gas supplies or electric transmission service.

10. For each hour that Independence elects to supply Replacement Energy, Independence shall provide advance notice to Purchaser of at least 2 hours, in the form set forth in Section IV to this Exhibit 5.02.

11. Upon receipt of a notice that Independence elects to supply Replacement Energy, Purchaser shall confirm receipt of the notice by sending a fax or e-mail to Independence. If Purchaser consents to the Substitute Delivery Point designated by Independence in the Notice, it shall so indicate in its confirming notice. If Purchaser does not consent to such Substitute Delivery Point, it shall promptly notify Independence so that the Parties may resolve the matter.

12. All communications pursuant to this Exhibit 5.02 shall be by electronic means whenever possible.

13. Each Party shall provide a copy to the other Party simultaneously with all notices to the NYISO related to the operation of the Facility. Upon receipt of

                     ***CONFIDENTIAL TREATMENT REQUESTED***
      a notice from the NYISO regarding the operation of the Facility, each Party shall promptly provide a copy of such notice to the other Party.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

II.

                     FORECAST SCHEDULE FOR TOLLING SERVICES
                              INDEPENDENCE STATION

GENERATION DATE:
ISSUED BY:

-----------------------------------------------------------------
Hour              Estimated Energy          Estimated Ancillary
beginning         (MWh)                     Services
-----------------------------------------------------------------
0:00
-----------------------------------------------------------------
1:00
-----------------------------------------------------------------
2:00
-----------------------------------------------------------------
3:00
-----------------------------------------------------------------
4:00
-----------------------------------------------------------------
5:00
-----------------------------------------------------------------
6:00
-----------------------------------------------------------------
7:00
-----------------------------------------------------------------
8:00
-----------------------------------------------------------------
9:00
-----------------------------------------------------------------
10:00
-----------------------------------------------------------------
11:00
-----------------------------------------------------------------
12:00
-----------------------------------------------------------------
13:00
-----------------------------------------------------------------
14:00
-----------------------------------------------------------------
15:00
-----------------------------------------------------------------
16:00
-----------------------------------------------------------------
17:00
-----------------------------------------------------------------
18:00
-----------------------------------------------------------------
19:00
-----------------------------------------------------------------
20:00
-----------------------------------------------------------------
21:00
-----------------------------------------------------------------
22:00
-----------------------------------------------------------------
23:00
-----------------------------------------------------------------

Comments:

                     ***CONFIDENTIAL TREATMENT REQUESTED***

III.

                     FORECAST SCHEDULE FOR TOLLING SERVICES
                              INDEPENDENCE STATION

GENERATION DATE:
ISSUED BY:

--------------------------------------------------------
Hour           Estimated Available       Estimated Gas
beginning      Tolling Capability        at Full Output
               (MWh)                     (MMBtu)
--------------------------------------------------------
0:00
--------------------------------------------------------
1:00
--------------------------------------------------------
2:00
--------------------------------------------------------
3:00
--------------------------------------------------------
4:00
--------------------------------------------------------
5:00
--------------------------------------------------------
6:00
--------------------------------------------------------
7:00
--------------------------------------------------------
8:00
--------------------------------------------------------
9:00
--------------------------------------------------------
10:00
--------------------------------------------------------
11:00
--------------------------------------------------------
12:00
--------------------------------------------------------
13:00
--------------------------------------------------------
14:00
--------------------------------------------------------
15:00
--------------------------------------------------------
16:00
--------------------------------------------------------
17:00
--------------------------------------------------------
18:00
--------------------------------------------------------
19:00
--------------------------------------------------------
20:00
--------------------------------------------------------
21:00
--------------------------------------------------------
22:00
--------------------------------------------------------
23:00
--------------------------------------------------------

Comments:

                     ***CONFIDENTIAL TREATMENT REQUESTED***

IV.

                            REPLACEMENT ENERGY NOTICE
                              INDEPENDENCE STATION

GENERATION DATE:
ISSUED BY:

--------------------------------------------------------------------
Hour             Replacement Energy      Substitute Delivery Point
beginning        (MWh)
--------------------------------------------------------------------
0:00
--------------------------------------------------------------------
1:00
--------------------------------------------------------------------
2:00
--------------------------------------------------------------------
3:00
--------------------------------------------------------------------
4:00
--------------------------------------------------------------------
5:00
--------------------------------------------------------------------
6:00
--------------------------------------------------------------------
7:00
--------------------------------------------------------------------
8:00
--------------------------------------------------------------------
9:00
--------------------------------------------------------------------
10:00
--------------------------------------------------------------------
11:00
--------------------------------------------------------------------
12:00
--------------------------------------------------------------------
13:00
--------------------------------------------------------------------
14:00
--------------------------------------------------------------------
15:00
--------------------------------------------------------------------
16:00
--------------------------------------------------------------------
17:00
--------------------------------------------------------------------
18:00
--------------------------------------------------------------------
19:00
--------------------------------------------------------------------
20:00
--------------------------------------------------------------------
21:00
--------------------------------------------------------------------
22:00
--------------------------------------------------------------------
23:00
--------------------------------------------------------------------

Comments:

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 5.03

SHUTDOWN

For a Scheduled Shutdown, Independence requires 30 minutes to complete the Shutdown. Shutdown Gas is equal to 600 MMBtu per combustion turbine. The Energy output during Shutdown varies depending on the load level prior to Shutdown, but with a baseload facility running at 1000 MW, a 30 minute shutdown would produce approximately 250 MWh of Energy. For purposes of this Agreement, the term "Shutdown Gas" refers to the amounts described in this Exhibit.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 6.01

GUARANTEED HEAT RATE

The Guaranteed Heat Rate, measured in Btu/kWh (HHV) for the Tolling Services provided to Purchaser is equal to the levels set forth in Table 6.01 below.

The Guaranteed Heat Rate for load factors between 100% and 80% assumes four combustion turbine/generator sets operating combined cycle mode. The Guaranteed Heat Rate for load factors between 75% and 55% assumes three combustion turbine/generator sets operating in combined cycle mode. The Guaranteed Heat Rate for load factors between 50% and 30% assumes two combustion turbine/generator sets operating in combined cycle mode. The Guaranteed Heat Rate for load factors between 25% and 15% assumes one combustion turbine/generator set operating in combined cycle mode.

For clarification, if Purchaser desires operations at a load factor between 100% and 15% but not in accordance with the number of combustion turbine/generator sets as stated above (but still within the operating parameters of the plant), the Guaranteed Heat Rate shall be as set forth in Table 6.01 below for the load factor equal to the desired plant load factor divided by the number of combustion turbine/generator sets Purchaser desires to operate. For example, if Purchaser desires operating at a plant load factor of 60% but with four combustion turbine/generator sets, the Guaranteed Heat Rate shall be that set forth for such month at a 15% load factor.

TABLE 6.01 - Guaranteed Heat Rate - Load Factor based on Full Plant Output

------------------------------------------------------------------------------------------------------------------------------------
               100.0%    load          95.0%     load          90.0%     load          85.0%     load          80.0%   load
   Month       MW        Btu/kWh       MW        Btu/kWh       MW        Btu/kWh       MW        Btu/kWh       MW      Btu/kWh (HHV)
   -----       --         (HHV)        --         (HHV)        --         (HHV)        --         (HHV)        --      ------------
                         -------                 -------                 -------                 ------
January       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
February      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
March         [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
April         [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
May           [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
June          [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
July          [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
August        [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
September     [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
October       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
November      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
December      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               75.0%     load          70.0%     load         65.0%      load          60.0%     load          55.0%  load
   Month       MW        Btu/kWh       MW        Btu/kWh       MW        Btu/kWh       MW        Btu/kWh       MW      Btu/kWh (HHV)
   -----       --         (HHV)        --         (HHV)        --         (HHV)        --         (HHV)        --      ------------
                         -------                 -------                 -------                 ------
January       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
February      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
March         [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
April         [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
May           [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
June          [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
July          [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
August        [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
September     [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
October       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
November      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
December      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
-----------------------------------------------------------------------------------------------------------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

-----------------------------------------------------------------------------------------------------------------------------------
               50.0%     load          45.0%     load          40.0%     load          35.0%     load          30.0%   load
   Month       MW        Btu/kWh       MW        Btu/kWh       MW        Btu/kWh       MW        Btu/kWh       MW      Btu/kWh (HHV)
   -----       --         (HHV)        --         (HHV)        --         (HHV)        --         (HHV)        --      ------------
                         -------                 -------                 -------                 ------
January       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
February      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
March         [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
April         [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
May           [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
June          [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
July          [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
August        [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
September     [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
October       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
November      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
December      [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]       [***]        [***]
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               25.0%     load          20.0%     load          15.0%     load
   Month       MW        Btu/kWh       MW        Btu/kWh       MW        Btu/kWh
   -----       --         (HHV)        --         (HHV)        --         (HHV)
                         -------                 -------                 -------
January       [***]       [***]       [***]       [***]       [***]       [***]
February      [***]       [***]       [***]       [***]       [***]       [***]
March         [***]       [***]       [***]       [***]       [***]       [***]
April         [***]       [***]       [***]       [***]       [***]       [***]
May           [***]       [***]       [***]       [***]       [***]       [***]
June          [***]       [***]       [***]       [***]       [***]       [***]
July          [***]       [***]       [***]       [***]       [***]       [***]
August        [***]       [***]       [***]       [***]       [***]       [***]
September     [***]       [***]       [***]       [***]       [***]       [***]
October       [***]       [***]       [***]       [***]       [***]       [***]
November      [***]       [***]       [***]       [***]       [***]       [***]
December      [***]       [***]       [***]       [***]       [***]       [***]
--------------------------------------------------------------------------------

Note: For any Facility output in a given month at a point not shown on Table 6.01, the Guaranteed Heat Rate shall be calculated using linear interpolation based on the closest point above and the closest point below such output level for such month.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 17.01(A)

                           ACKNOWLEDGMENT AND CONSENT

      Acknowledgment and Consent (this "CONSENT") dated as of July 1, 2001 between Dynegy Power Marketing, Inc., a Texas corporation (together with its successors and assigns, the "COMPANY") and Sithe/Independence Power Partners, L.P., a Delaware limited partnership (together with its successors and assigns, the "PARTNERSHIP"), to and for the benefit of Manufacturers and Traders Trust Company, a New York banking corporation, in its capacity as collateral agent (together with successors and assigns in that capacity, the "COLLATERAL AGENT").

      SECTION 1. CONSENT TO ASSIGNMENTS, ETC.

      The Company hereby (a) acknowledges that it has been advised of that certain Security Agreement and Assignment of Contracts dated as of January 1, 1993 (as amended, supplemented or modified and in effect from time to time, the "SECURITY AGREEMENT") between the Collateral Agent and the Partnership, (b) consents, subject to the provisions of this Consent, to the collateral assignment by the Partnership of the TOLLING AGREEMENT dated as of July 1, 2001 between the Company and the Partnership (as amended, supplemented or modified and in effect from time to time, the "ASSIGNED CONTRACT") as collateral for the Partnership's obligations to the Secured Parties (as defined in the Security Agreement), and any subsequent assignments by the Collateral Agent, on behalf of the Secured Parties, (c) acknowledges the right of the Collateral Agent, following an Event of Default (as defined in the Security Agreement) by the Partnership, to make all demands, give all notices, take all actions and exercise all rights of the Partnership under the Assigned Contract as the Partnership could have taken absent the Event of Default, and (d) acknowledges and agrees that the Collateral Agent succeeding to the rights and obligations of the Partnership under the Assigned Contract shall not, in and of itself, constitute or cause a default by the Partnership under the Assigned Contract.

      SECTION 2. PAYMENT OF ASSIGNED SUMS

      All payments (if any) to be made by the Company to the Partnership under the Assigned Contract shall be made by wire transfer to the account specified in
Section 24.07 of the Assigned Contract.

      SECTION 3. REPRESENTATIONS OF COMPANY

      (a) The Company represents and warrants that as of the date hereof:

            (i) AUTHORIZATION. The execution, delivery and performance by the Company of this Consent has been duly authorized by all necessary action on the part of the Company and does not require any approval or consent of any

                     ***CONFIDENTIAL TREATMENT REQUESTED***

[shareholder] of the Company or any holder (or any trustee for any holder) of any indebtedness or other obligation of the Company, except as has been heretofore obtained.

            (ii) EXECUTION; DELIVERY; BINDING AGREEMENT. This Consent has been duly executed and delivered on behalf of the Company by the appropriate [officers] [representatives] of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

            (iii) NO DEFAULT OR AMENDMENT. As of the date hereof, neither the Company nor, to the knowledge of the Company, the Partnership is in default under the Assigned Contract. The Company has no existing claims, counterclaims, offsets or defenses against the Partnership in respect of the Assigned Contract except for routine claims for payment under the Assigned Contract.

      SECTION 4. RIGHTS OF SECURED PARTIES

      The Company agrees that, subject to the provisions of this Consent, the Secured Parties shall have the following rights with respect to the Assigned
Contract:

            (a) Notwithstanding anything to the contrary contained in the Assigned Contract, the Assigned Contract shall not be terminated or cancelled by action of the Company and shall not be deemed abandoned or surrendered without prior notice in writing to the Collateral Agent specifying the Partnership's default (hereinafter called a "NOTICE"). Any such Notice shall contain a copy of the notice of default sent to the Partnership and shall be delivered to the Collateral Agent when the Company delivers a notice of default to the Partnership under the Assigned Contract. The Collateral Agent shall have the right (but not the obligation) to cure the defaults listed in any Notice within the same period of time provided in the Assigned Contract for the Partnership to cure such default; PROVIDED, HOWEVER, if the nature of any non-monetary default on the part of the Partnership under the Assigned Contract is such that it cannot be cured by the Collateral Agent without the Collateral Agent having taken possession of the Project (as defined in the Security Agreement), then the Collateral Agent's time for commencing such cure shall be extended for such reasonable period of time as is necessary for the Collateral Agent to lawfully obtain possession of the Project; PROVIDED, FURTHER, that the Collateral Agent shall at all times be seeking by all reasonable and lawful means to obtain such possession. Once the defaults listed in any Notice are timely cured by the Collateral Agent, there shall no longer be deemed to be any default

                     ***CONFIDENTIAL TREATMENT REQUESTED***
under the Assigned Contract in respect of such defaults so cured. The curing of any defaults under the Assigned Contract shall not in and of itself be construed as an assumption by the Collateral Agent or any of the Secured Parties of any of the obligations, covenants or agreements of the Partnership under the Assigned Contract.

            (b) If a notice of election is delivered to the Company as provided in Section 5 below, the Company will accept performance of the Partnership's obligations (as specified in such notice of election) under the Assigned Contracts by the Collateral Agent, or its nominee(s) acting for the Secured Parties, as the case may be, in lieu of the Partnership's performance of such obligations.

            (c) Upon any transfer of the Partnership's rights under the Assigned Contract pursuant to the exercise of the Collateral Agent's rights under this Consent, the Collateral Agent or any third party to which such rights are transferred by the Collateral Agent (hereinafter, a "THIRD PARTY TRANSFEREE") shall, upon the Company's reasonable satisfaction with the Collateral Agent's or such Third Party Transferee's financial condition and subject to all applicable laws, rules and regulations, succeed to all of the Partnership's right, title and interest under and in connection with the Assigned Contract and shall be obligated to perform all of the terms and conditions of the Assigned Contract, except that the Collateral Agent or any Third Party Transferee shall not be required to perform or cause to be performed any of the Partnership's obligations under the Assigned Contract (except for the Partnership's obligation for the payment of all amounts due and payable to the Company under the terms of the Assigned Contract including any interest applicable thereon) that remain unperformed at the time that the Collateral Agent or such Third Party Transferee is transferred such Assigned Contract other than continuing non-monetary defaults under the Assigned Contract which are capable of performance by the Collateral Agent or the Third Party Transferee or be liable for any prior act or omission of the Partnership, and upon the transfer by the Collateral Agent of its rights and interests and the rights and interests of the Partnership under the Assigned Contracts to a Third Party Transferee, the Collateral Agent and the Partnership shall be relieved of all obligations under the Assigned Contract arising after such transfer.

            (d) In the event that (i) the Assigned Contract is rejected by a trustee or any person exercising the powers of a trustee in any bankruptcy or insolvency proceeding applicable to the Partnership or (ii) the Assigned Contract is terminated as a result of any bankruptcy or insolvency proceeding applicable to the Partnership, the Company shall, subject to all applicable laws, rules and regulations, execute and deliver to the Collateral Agent and its designees, successors and assigns a new contract; PROVIDED that the Company shall be required to execute a new contract with the Collateral Agent only if the Collateral Agent or its designees, successors or assigns shall within ten
(10) business days of entering

                     ***CONFIDENTIAL TREATMENT REQUESTED***
into such new contract, cure all defaults for failure to pay all amounts due and payable to the Company under the Assigned Contract, including any interest applicable thereon. The new contract shall, subject to all applicable laws, rules and regulations, contain the same covenants, agreements, terms, provisions and limitations as the Assigned Contract (except for any requirements with respect to past performance which have been fulfilled by the Partnership or the Collateral Agent or its designees, successors and assigns hereunder).

      SECTION 5. LIABILITY OF SECURED PARTIES

      The Collateral Agent, on behalf of the Secured Parties, and its successors and assigns, shall have no right or power to enforce the Assigned Contract, and assumes no duty or obligation thereunder unless and until the Collateral Agent shall have notified the Company that it has elected to exercise its rights and remedies under the Security Agreement and to substitute itself in the position of the Partnership under the Assigned Contracts and has agreed in a written instrument executed by the Collateral Agent to be bound by all terms and conditions of the Assigned Contract applicable to the Partnership.

      SECTION 6. FURTHER ASSURANCES

      The Company hereby agrees to execute and deliver all such instruments and take all such actions as may be reasonably necessary to effectuate fully the purposes of this Consent, provided, however, that such further assurances shall not expand the liability, or obligations arising under this Consent or dilute any rights or remedies otherwise accruing to Company under this Consent.

      SECTION 7. NOTICES

      All notices and other communications hereunder shall be in writing, shall refer on their face to the Assigned Contract (although failure to so refer shall not render any such notice or communication ineffective), shall be sent by first class mail, facsimile, by hand or overnight courier service and shall be directed:

            (a)   if to the Company, in accordance with the Assigned Contract;

            (b)   if to the Collateral Agent, addressed to:

             Manufacturers and Traders Trust Company
             One M&T Plaza
             Buffalo, New York 14203
             Attention: Corporate Trust Department

                     ***CONFIDENTIAL TREATMENT REQUESTED***

            (c) if to the Partnership, in accordance with the Assigned Contract; and

            (d) to such other address as any party may designate by notice to the other party hereto given pursuant hereto.

      SECTION 8. MISCELLANEOUS

      (a) GOVERNING LAW. This Consent shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles). Each of the Company and the Partnership hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Consent.

      (b) SUBMISSION TO JURISDICTION. Each of the Parties hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

                  (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 7, or at such other address of which the other Party shall have been notified pursuant thereto; and

                  (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

      (c) HEADINGS. The descriptive headings of the Articles and Sections of this Consent are inserted for convenience only and are not intended to affect the meaning, interpretation or construction of this Consent.

      (d) WAIVER. Except as otherwise provided in this Consent, any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of the first party to comply with such obligation, covenant, agreement or condition.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      (e) SEVERABILITY. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (f) SUCCESSORS AND ASSIGNS. This Consent shall be binding upon and inure to the benefit of the Company, the Collateral Agent, the Partnership and their respective permitted successors and assigns.

      (g) COUNTERPARTS. This Consent may be executed in counterparts, all of which shall constitute one and the same Consent and each of which shall be deemed to be an original.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.

                                         DYNEGY POWER MARKETING, INC.

                                         By:
                                              ----------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                                         By:  SITHE/INDEPENDENCE, INC.,
                                                 its General Partner

                                         By:
                                              ----------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***

EXHIBIT 17.01(B)

EXHIBIT B

                               GUARANTY AGREEMENT

      Base Guaranty Agreement (this "Guaranty") dated as of July 1, 2001 is made and entered into by Dynegy Holdings Inc., a Delaware corporation ("Guarantor"), to and for the benefit of Sithe/Independence Power Partners, L.P., a Delaware limited partnership ("Independence"), and its successors and permitted assigns.

                                   WITNESSETH:

      WHEREAS, Independence and Dynegy Power Marketing, Inc., a Texas corporation (together with successors and permitted assigns, "Purchaser"), have entered into a TOLLING AGREEMENT dated as of July 1, 2001 (as amended, supplemented or modified from time to time, the "Tolling Agreement"), a copy of which is attached hereto as Exhibit 1;

      WHEREAS, Purchaser is an indirect, wholly owned subsidiary of Guarantor, and Guarantor will derive substantial benefit from the performance by Independence of its obligations under the Tolling Agreement;

      WHEREAS, it is a condition precedent to Independence's obligations under the Tolling Agreement that this Guaranty be duly executed and delivered to Independence; and

      WHEREAS, Guarantor is willing to enter into this Guaranty.

      NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby covenants and agrees as follows:

      1. GUARANTY. Subject to the terms hereof, Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to Independence and its successors and permitted assigns the due, punctual and full performance and payment of each and every obligation of Purchaser under the Tolling Agreement (each such obligation hereinafter referred to, individually, as a "Guaranteed Obligation" and, collectively, as the "GUARANTEED OBLIGATIONS") and agrees that, if for any reason whatsoever Purchaser shall fail or be unable duly, punctually and fully to perform or pay any such Guaranteed Obligation, Guarantor shall forthwith, upon demand as provided

                     ***CONFIDENTIAL TREATMENT REQUESTED***
in Section 4 hereof, perform or pay such Guaranteed Obligation, or cause such Guaranteed Obligation to be performed or paid, without regard to any exercise or nonexercise by Independence, its successors or permitted assigns of any right, power or privilege under or in respect of the Tolling Agreement or the Guaranteed Obligations. In connection with the foregoing, Independence acknowledges that performance of the obligations of Purchaser under the Tolling Agreement, to the extent that such performance is for an obligation other than the payment of money, shall be accomplished by Guarantor causing such performance to occur through a third party or otherwise by the payment of money. This Guaranty shall be direct, immediate and primary and shall be a guaranty of performance and payment and not of collection, and is not conditioned or contingent upon any attempt to collect from Purchaser or upon any other event, contingency or circumstance whatsoever, except as expressly provided otherwise herein.

      2. OBLIGATIONS UNCONDITIONAL. Guarantor covenants to and agrees with Independence and its successors and permitted assigns that, to the fullest extent permitted by law, its obligations under this Guaranty are irrevocable, absolute and unconditional, shall remain in full force and effect, and shall not be impaired or affected by, or be subject to, any reduction, termination or other impairment by set-off, deduction, counterclaim, recoupment, interruption or otherwise, and Guarantor shall have no right to terminate this Guaranty or to be released, relieved or discharged, in whole or in part, from its performance or payment obligations referred to in this Guaranty for any reason whatsoever (other than the performance and payment in full of the Guaranteed Obligations), including (a) any amendment, supplement or modification to, waiver of, consent to or departure from, or failure to exercise any right, remedy, power or privilege under or in respect of, the Tolling Agreement, the Guaranteed Obligations or any other agreement or instrument relating thereto, (b) any insolvency, bankruptcy, reorganization, dissolution or liquidation of, or any similar occurrence with respect to, or cessation of existence of, or change of ownership of Purchaser, or any rejection of any of the Guaranteed Obligations in connection with any Proceeding (as defined in Section 3 below) or any disallowance of all or any portion of any claim by Independence, its successors or permitted assigns in connection with any Proceeding, (c) any lack of genuineness, legality, validity, regularity, enforceability or value of the Tolling Agreement, any of the Guaranteed Obligations, or any other agreement or instrument relating thereto, (d) the failure to create, preserve, validate, perfect or protect any security interest granted to, or in favor of, any person,
(e) any substitution, modification, exchange, release, settlement or compromise of any security or collateral for or guaranty of any of the Guaranteed Obligations or failure to apply such security or collateral or failure to enforce such guaranty or (f) any other event or circumstance whatsoever that might otherwise constitute a legal or equitable discharge of a surety or guarantor (other than the payment in full of the Guaranteed Obligations, and defenses available to Purchaser

                     ***CONFIDENTIAL TREATMENT REQUESTED***
under the Tolling Agreement), it being the intent of Guarantor that its obligations under this Guaranty shall be irrevocable, unconditional and absolute under any and all circumstances, except as expressly provided herein. This Guaranty and the obligations of Guarantor hereunder shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment by or on behalf of Purchaser is rescinded or must otherwise be restored by Independence, its successors or permitted assigns for any reason, including, but not limited to, as a result of any Proceeding with respect to Purchaser or any other person, as though such payment had not been made.

      3. INTEREST. The Guaranteed Obligations shall include, without limitation, interest accruing as part of the Guaranteed Obligations by the terms thereof following the commencement by or against Purchaser of any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or composition or adjustment of debt (hereinafter, a "PROCEEDING").

      4. DEMAND. If Purchaser shall fail or be unable duly, punctually and fully to perform or pay any Guaranteed Obligation, Independence, its successors or permitted assigns may at any time prior to the full performance or payment of such Guaranteed Obligation deliver notice of such failure or inability of Purchaser to perform or pay to Guarantor in writing, which notice shall reasonably specify the nature of such failure or inability to perform or pay, as the case may be and, in the case of a failure or inability to pay, the amount thereof (each such written notice hereinafter a "DEMAND"). Guarantor shall, upon receipt of a Demand, forthwith perform or pay such Guaranteed Obligation, or cause such Guaranteed Obligation to be performed or paid in full. Promptly on request, Guarantor shall reimburse Independence, its successors and permitted assigns for all costs and expenses (including reasonable attorneys' fees) incurred in enforcing Independence's, its successors' or permitted assigns' rights under this Guaranty, but only to the extent that Independence is successful in enforcing Independence's rights under this Guaranty.

      5. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Independence and its successors and permitted assigns that as of the date hereof:

                  (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guaranty;

                  (b) no authorization, approval, consent or order of, or
            registration or filing with, any court or other governmental body

                     ***CONFIDENTIAL TREATMENT REQUESTED***
            having jurisdiction over Guarantor is required on the part of Guarantor for the execution and delivery of this Guaranty;

                  (c) this Guaranty has been duly executed and delivered by
            Guarantor and constitutes a valid and legally binding agreement of Guarantor enforceable against Guarantor in accordance with its terms, subject, however, to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                  (d) the execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action and do not require any other actions or proceedings or any stockholder approval or consent of any trustee or holder of any indebtedness of Guarantor;

                  (e) the execution, delivery and performance of this Guaranty and compliance by Guarantor with the terms hereof (i) will not violate any governmental approval or law applicable to it or any of its property, (ii) will not violate any provision of its certificate of incorporation, bylaws or other governing documents, and (iii) will not violate or constitute a default under any agreement or instrument to which it is a party or by which it or any of its property may be bound, or result in the creation or imposition of any lien upon any of its property, which violation, default or lien would have a material adverse effect on its ability to perform its obligations under this Guaranty;

                  (f) except as disclosed in Guarantor's latest Form 10-K and any Form 10-Qs or Form 8-Ks subsequently filed with the Securities and Exchange Commission, there are no actions, suits, investigations or proceedings against Guarantor by or before any court, arbitrator, administrative or regulatory agency, or other governmental authority pending, or to its knowledge, threatened against or affecting it, its properties, or its assets that, if adversely determined, would reasonably be expected to have a material and adverse effect on its ability to perform its obligations under this Guaranty; and

                  (g) it directly or indirectly owns all of the issued and
            outstanding shares of each class of capital stock of Purchaser.

      6. DOWNGRADE EVENT. If at any time any two of the credit ratings then assigned to Guarantor's unsecured, senior long-term debt obligations falls below

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"Investment Grade" from the Standard & Poor's Rating Group (a division of
McGraw-Hill, Inc.) or its successor ("S&P"),"Investment Grade" from Moody's Investor Services, Inc. or its successor ("MOODY'S") or "Investment Grade" from Fitch IBCA, Inc. or its successor ("FITCH") (or if Guarantor is not rated by any of S&P, Moody's or Fitch), then Independence may require Guarantor to provide collateral in the form of either a substitute guaranty on terms and conditions substantially similar to this Guaranty (from a substitute guarantor whose unsecured, senior long-term debt obligations are rated at least "Investment Grade" from two of S&P, Moody's and Fitch) or other security reasonably acceptable to Independence and Purchaser ("Performance Assurance") in an amount determined by Independence in a commercially reasonable manner. The failure of Guarantor to provide such Performance Assurance or a guaranty or other credit assurance acceptable to Independence within twenty (20) business days of receipt of notice shall constitute an Event of Default under the Tolling Agreement and Independence will be entitled to the remedies set forth in the Tolling Agreement.

      7. AMENDMENT OF GUARANTY. No term or provision of this Guaranty shall be amended, modified, altered, waived, supplemented or terminated except in a writing signed by Guarantor and Independence or Independence's successors and permitted assigns.

      8. WAIVERS. To the fullest extent permitted by law, and except for the Demand required pursuant to Section 4 hereof, Guarantor hereby waives (a) all set-offs, counterclaims, presentments, demands for performance, notices of nonperformance, protests, notice of any of the matters referred to in Section 2, notices of protests, notices of dishonor, notice of any waivers or indulgences or extensions, and notices of every kind that may be required to be given by any statute or rule of law and notice of acceptance of this Guaranty, (b) diligence, presentment, and demand of payment, filing of claims with a court in connection with any Proceeding, protest or notice with respect to the Guaranteed Obligations and all demands whatsoever; and (c) any requirement that any action or proceeding be brought against Purchaser or any other person, or any requirement that any person exhaust any right, power or remedy or proceed against any other person, prior to any action against Guarantor under the terms hereof. No delay on the part of Independence, its successors or permitted assigns in the exercise of, or failure to exercise, any right or remedy shall operate as a waiver thereof, a waiver of any other rights or remedies, or a release of Guarantor from any obligations hereunder, and no single or partial exercise by Independence, its successors or permitted assigns of any right or remedy shall preclude any further exercise thereof or the exercise of any other right or remedy.

      9. WAIVER OF SUBROGATION. Guarantor hereby agrees that it will not exercise, and hereby irrevocably, absolutely and unconditionally waives, any rights of subrogation, contribution, reimbursement, indemnification or other rights of

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payment or recovery for any payments made by it hereunder until all
Guaranteed Obligations have been fully paid and performed.

      10. NOTICE. Any Demand, notice, request, instruction, correspondence or other document to be given hereunder (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telecopy, as follows:

          To Independence:

          Sithe/Independence Power Partners, L.P.
          P.O. Box 1046
          76 Independence Way
          Oswego, New York 13126
          Attention:  General Manager
          Telecopy:  (315) 342-8425

          with a copy to:

          Sithe Energies, Inc.
          28th Floor
          335 Madison Avenue
          New York, New York 10017
          Attention: General Counsel
          Telecopy: (212) 351-0019

          To Guarantor:

          Dynegy Holdings Inc.
          1000 Louisiana Street, Suite 5800
          Houston, Texas  77002
          Attention:  Assistant Treasurer
          Telecopy:   (713) 507-6786

Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telefax shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telefax shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

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      11. ASSIGNMENT. Guarantor shall have no right, power or authority to delegate, assign or transfer all or any of its rights or obligations hereunder. Independence may assign all or any of its rights hereunder to any assignee of its rights under the Tolling Agreement as permitted thereby; provided, further, that Independence may pledge or assign its interest hereunder to the lenders of financial parties referred to in Section 21.01 of the Tolling Agreement ("Financial Parties") in connection with any assignment of the Tolling Agreement to the Financial Parties as contemplated by Section 21.01 of the Tolling Agreement. In connection with any such assignment to any Financial Party, Guarantor agrees to execute and deliver the agreement attached hereto as Exhibit 2.

      12. MISCELLANEOUS. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CONFLICT-OF-LAWS RULES. EACH OF GUARANTOR AND INDEPENDENCE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER AGREEMENTS REFERRED TO HEREIN OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. Each of the Parties hereby irrevocably and unconditionally: (i) submits for itself in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof; (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 10, or at such other address of which the other Party shall have been notified pursuant thereto; and (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law. This Guaranty is a continuing guaranty, shall apply to all Guaranteed Obligations whenever arising, shall be binding upon Guarantor and its successors and shall inure to the benefit of and be enforceable by Independence and its successors and permitted assigns. This Guaranty embodies the entire agreement of Guarantor and Independence and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guaranty are for the purposes of reference only, and shall not affect the meaning hereof. If any provision of this Guaranty shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability. This Guaranty may be executed in any number of counterparts,

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each of which shall be an original, but all of which together shall constitute one instrument.

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      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer as of the day and year first above written.


                                               DYNEGY HOLDINGS INC.

                                               By:
                                                  -----------------------------
                                               Title:
                                                     --------------------------


ACCEPTED:

SITHE/INDEPENDENCE POWER PARTNERS, L.P.

By:    SITHE/INDEPENDENCE, INC.,
       its General Partner

By:
   --------------------------------------
Title:
      -----------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***


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EXHIBIT 2

                           ACKNOWLEDGMENT AND CONSENT

      Acknowledgment and Consent (this "CONSENT") dated as of July 1, 2001 between Dynegy Holdings Inc. a Texas corporation (together with its successors and assigns, the "COMPANY") and Sithe/Independence Power Partners, L.P., a Delaware limited partnership (together with its successors and assigns, the "PARTNERSHIP"), to and for the benefit of Manufacturers and Traders Trust Company, a New York banking corporation, in its capacity as collateral agent (together with successors and assigns in that capacity, the "COLLATERAL AGENT").

      SECTION 1. CONSENT TO ASSIGNMENTS, ETC.

      The Company hereby (a) acknowledges that it has been advised of that certain Security Agreement and Assignment of Contracts dated as of January 1, 1993 (as amended, supplemented or modified and in effect from time to time, the "SECURITY AGREEMENT") between the Collateral Agent and the Partnership, (b) consents, subject to the provisions of this Consent, to the collateral assignment by the Partnership of the Guaranty Agreement dated as of July 1, 2001 between the Company and the Partnership (as amended, supplemented or modified and in effect from time to time, the "ASSIGNED CONTRACT") as collateral for the Partnership's obligations to the Secured Parties (as defined in the Security Agreement), and any subsequent assignments by the Collateral Agent, on behalf of the Secured Parties, (c) acknowledges the right of the Collateral Agent, following an Event of Default (as defined in the Security Agreement) by the Partnership, to make all demands, give all notices, take all actions and exercise all rights of the Partnership under the Assigned Contract as the Partnership could have taken absent the Event of Default, and (d) acknowledges and agrees that the Collateral Agent succeeding to the rights and obligations of the Partnership under the Assigned Contract shall not, in and of itself, constitute or cause a default by the Partnership under the Assigned Contract.

      SECTION 2. PAYMENT OF ASSIGNED SUMS

      All payments (if any) to be made by the Company to the Partnership under the Assigned Contract shall be made by wire transfer to the account specified in
Section 24.07 of the Assigned Contract.

      SECTION 3. REPRESENTATIONS OF COMPANY

            (a) The Company represents and warrants that as of the date hereof:

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                                     - 97 -
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                  (i) AUTHORIZATION. The execution, delivery and performance by the Company of this Consent has been duly authorized by all necessary action on the part of the Company and does not require any approval or consent of any shareholder of the Company or any holder (or any trustee for any holder) of any indebtedness or other obligation of the Company, except as has been heretofore obtained.

                  (ii) EXECUTION; DELIVERY; BINDING AGREEMENT. This Consent has been duly executed and delivered on behalf of the Company by the appropriate officers of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (iii) NO DEFAULT OR AMENDMENT. As of the date hereof, neither the Company nor, to the knowledge of the Company, the Partnership is in default under the Assigned Contract. The Company has no existing claims, counterclaims, offsets or defenses against the Partnership in respect of the Assigned Contract except for routine claims for payment under the Assigned Contract.

      SECTION 4. RIGHTS OF SECURED PARTIES

      The Company agrees that, subject to the provisions of this Consent, the Secured Parties shall have the following rights with respect to the Assigned
Contract:

            (a) Notwithstanding anything to the contrary contained in the Assigned Contract, the Assigned Contract shall not be terminated or cancelled by action of the Company and shall not be deemed abandoned or surrendered without prior notice in writing to the Collateral Agent specifying the Partnership's default (hereinafter called a "NOTICE"). Any such Notice shall contain a copy of the notice of default sent to the Partnership and shall be delivered to the Collateral Agent when the Company delivers a notice of default to the Partnership under the Assigned Contract. The Collateral Agent shall have the right (but not the obligation) to cure the defaults listed in any Notice within the same period of time provided in the Assigned Contract for the Partnership to cure such default; PROVIDED, HOWEVER, if the nature of any non-monetary default on the part of the Partnership under the Assigned Contract is such that it cannot be cured by the Collateral Agent without the Collateral Agent having taken possession of the Project (as defined in the Security Agreement), then the Collateral Agent's time for commencing such cure shall be extended for such reasonable period of time as is necessary for the Collateral Agent to lawfully obtain possession of the Project; PROVIDED, FURTHER, that

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the Collateral Agent shall at all times be seeking by all reasonable and lawful means to obtain such possession. Once the defaults listed in any Notice are timely cured by the Collateral Agent, there shall no longer be deemed to be any default under the Assigned Contract in respect of such defaults so cured. The curing of any defaults under the Assigned Contract shall not in and of itself be construed as an assumption by the Collateral Agent or any of the Secured Parties of any of the obligations, covenants or agreements of the Partnership under the Assigned Contract.

            (b) If a notice of election is delivered to the Company as provided in Section 5 below, the Company will accept performance of the Partnership's obligations (as specified in such notice of election) under the Assigned Contracts by the Collateral Agent, or its nominee(s) acting for the Secured Parties, as the case may be, in lieu of the Partnership's performance of such obligations.

            (c) Upon any transfer of the Partnership's rights under the Assigned Contract pursuant to the exercise of the Collateral Agent's rights under this Consent, the Collateral Agent or any third party to which such rights are transferred by the Collateral Agent (hereinafter, a "THIRD PARTY TRANSFEREE") shall, upon the Company's reasonable satisfaction with the Collateral Agent's or such Third Party Transferee's financial condition and subject to all applicable laws, rules and regulations, succeed to all of the Partnership's right, title and interest under and in connection with the Assigned Contract and shall be obligated to perform all of the terms and conditions of the Assigned Contract, except that the Collateral Agent or any Third Party Transferee shall not be required to perform or cause to be performed any of the Partnership's obligations under the Assigned Contract (except for the Partnership's obligation for the payment of all amounts due and payable to the Company under the terms of the Assigned Contract including any interest applicable thereon) that remain unperformed at the time that the Collateral Agent or such Third Party Transferee is transferred such Assigned Contract other than continuing non-monetary defaults under the Assigned Contract which are capable of performance by the Collateral Agent or the Third Party Transferee or be liable for any prior act or omission of the Partnership, and upon the transfer by the Collateral Agent of its rights and interests and the rights and interests of the Partnership under the Assigned Contracts to a Third Party Transferee, the Collateral Agent and the Partnership shall be relieved of all obligations under the Assigned Contract arising after such transfer.

            (d) In the event that (i) the Assigned Contract is rejected by a trustee or any person exercising the powers of a trustee in any bankruptcy or insolvency proceeding applicable to the Partnership or (ii) the Assigned Contract is terminated as a result of any bankruptcy or insolvency proceeding applicable to the Partnership, the Company shall, subject to all applicable laws, rules and regulations, execute and deliver to the Collateral Agent and its designees,
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                                     - 99 -
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successors and assigns a new contract; PROVIDED that the Company shall be required to execute a new contract with the Collateral Agent only if the Collateral Agent or its designees, successors or assigns shall within ten (10) business days of entering into such new contract, cure all defaults for failure to pay all amounts due and payable to the Company under the Assigned Contract, including any interest applicable thereon. The new contract shall, subject to all applicable laws, rules and regulations, contain the same covenants, agreements, terms, provisions and limitations as the Assigned Contract (except for any requirements with respect to past performance which have been fulfilled by the Partnership or the Collateral Agent or its designees, successors and assigns hereunder).

      SECTION 5. LIABILITY OF SECURED PARTIES

      The Collateral Agent, on behalf of the Secured Parties, and its successors and assigns, shall have no right or power to enforce the Assigned Contract, and assumes no duty or obligation thereunder unless and until the Collateral Agent shall have notified the Company that it has elected to exercise its rights and remedies under the Security Agreement and to substitute itself in the position of the Partnership under the Assigned Contracts and has agreed in a written instrument executed by the Collateral Agent to be bound by all terms and conditions of the Assigned Contract applicable to the Partnership.

      SECTION 6. FURTHER ASSURANCES

      The Company hereby agrees to execute and deliver all such instruments and take all such actions as may be reasonably necessary to effectuate fully the purposes of this Consent, provided, however, that such further assurances shall not expand the liability, or obligations arising under this Consent or dilute any rights or remedies otherwise accruing to Company under this Consent.

      SECTION 7. NOTICES

      All notices and other communications hereunder shall be in writing, shall refer on their face to the Assigned Contract (although failure to so refer shall not render any such notice or communication ineffective), shall be sent by first class mail, facsimile, by hand or overnight courier service and shall be directed:

            (a)   if to the Company, in accordance with the Assigned Contract;

            (b)   if to the Collateral Agent, addressed to:

                  Manufacturers and Traders Trust Company
                  One M&T Plaza

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                                    - 100 -
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                   Buffalo, New York 14203
                   Attention: Corporate Trust Department

            (c) if to the Partnership, in accordance with the Assigned Contract; and

            (d) to such other address as any party may designate by notice to the other party hereto given pursuant hereto.

      SECTION 8. MISCELLANEOUS

      (a) GOVERNING LAW. This Consent shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles). Each of the Company and the Partnership hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Consent.

      (b) SUBMISSION TO JURISDICTION. Each of the Parties hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

                  (ii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 7, or at such other address of which the other Party shall have been notified pursuant thereto; and

                  (iii) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

      (c) HEADINGS. The descriptive headings of the Articles and Sections of this Consent are inserted for convenience only and are not intended to affect the meaning, interpretation or construction of this Consent.

      (d) WAIVER. Except as otherwise provided in this Consent, any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver shall not operate as a

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waiver of, or estoppel with respect to, any subsequent failure of the first party to comply with such obligation, covenant, agreement or condition.

      (e) SEVERABILITY. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (f) SUCCESSORS AND ASSIGNS. This Consent shall be binding upon and inure to the benefit of the Company, the Collateral Agent, the Partnership and their respective permitted successors and assigns.

      (g) COUNTERPARTS. This Consent may be executed in counterparts, all of which shall constitute one and the same Consent and each of which shall be deemed to be an original.

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            IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.

                                  DYNEGY HOLDINGS INC.

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                                  By:  SITHE/INDEPENDENCE, INC.,
                                       its General Partner

                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                     ***CONFIDENTIAL TREATMENT REQUESTED***


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